UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES



Investment Company Act file number: 811-7852

Exact name of registrant as specified in charter:  USAA MUTUAL FUNDS TRUST

Address of principal executive offices and zip code: 9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Name and address of agent for service:               CHRISTOPHER P. LAIA
                                                     USAA MUTUAL FUNDS TRUST
                                                     9800 FREDERICKSBURG ROAD
                                                     SAN ANTONIO, TX  78288

Registrant's telephone number, including area code:  (210) 498-0226

Date of fiscal year end:   JULY 31

Date of reporting period:  JULY 31, 2010



ITEM 1. REPORT TO STOCKHOLDERS.
USAA MUTUAL FUNDS TRUST - ANNUAL REPORT FOR PERIOD ENDING JULY 31, 2010

[LOGO OF USAA]
   USAA (R)
                                          [GRAPHIC OF USAA SMALL CAP STOCK FUND]

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       ANNUAL REPORT
       USAA SMALL CAP STOCK FUND
       FUND SHARES o INSTITUTIONAL SHARES
       JULY 31, 2010

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

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FUND OBJECTIVE

LONG-TERM GROWTH OF CAPITAL.

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TYPES OF INVESTMENTS

Normally invest at least 80% of the Fund's assets in equity securities of companies with small market capitalizations.

IRA DISTRIBUTION WITHHOLDING DISCLOSURE

We generally must withhold federal income tax at a rate of 10% of the taxable portion of your distribution and, if you live in a state that requires state income tax withholding, at your state's set rate. However, you may elect not to have withholding apply or to have income tax withheld at a higher rate. If you wish to make such an election, please call USAA Investment Management Company at
(800) 531-USAA (8722).

If you must pay estimated taxes, you may be subject to estimated tax penalties if your estimated tax payments are not sufficient and sufficient tax is not withheld from your distribution.

For more specific information, please consult your tax adviser.

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TABLE OF CONTENTS

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
PRESIDENT'S MESSAGE                                                           2

MANAGERS' COMMENTARY                                                          4

INVESTMENT OVERVIEW                                                           8

FINANCIAL INFORMATION

    Distributions to Shareholders                                             15

    Report of Independent Registered Public Accounting Firm                   16

    Portfolio of Investments                                                  17

    Notes to Portfolio of Investments                                         33

    Financial Statements                                                      35

    Notes to Financial Statements                                             38

EXPENSE EXAMPLE                                                               54

ADVISORY AGREEMENTS                                                           56

TRUSTEES' AND OFFICERS' INFORMATION                                           64

THIS REPORT IS FOR THE INFORMATION OF THE SHAREHOLDERS AND OTHERS WHO HAVE RECEIVED A COPY OF THE CURRENTLY EFFECTIVE PROSPECTUS OF THE FUND, MANAGED BY USAA INVESTMENT MANAGEMENT COMPANY. IT MAY BE USED AS SALES LITERATURE ONLY WHEN PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS, WHICH PROVIDES FURTHER DETAILS ABOUT THE FUND.

(C)2010, USAA. All rights reserved.

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

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PRESIDENT'S MESSAGE

"OVER TIME, I BELIEVE HIGH-QUALITY STOCKS
WILL PERFORM WELL, BUT I THINK THEY WILL BE        [PHOTO OF DANIEL S. McNAMARA]
IN A LOW-GROWTH PERIOD OVER THE SHORT TERM."

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AUGUST 2010

The fiscal year was marked both by strong performance and significant volatility.

When the 12-month period began, the financial markets were in the middle of a powerful rally. Investors were optimistic about the outlook for the U.S. economy, which grew in the third quarter of 2009 -- the first time in more than a year. The U.S. gross domestic product posted solid gains during the fourth quarter, leading many observers to believe that the worst of the recession was over.

But in early 2010, concerns over the recovery's sustainability began to surface. As economic activity softened, it grew increasingly likely that the previous strength had been the result of U.S. government stimulus spending, such as the cash for clunkers program and the first-time homebuyer tax credit, rather than self-sustaining private sector demand. In May, just a month after the federal tax subsidy ended, sales of new single-family homes dropped 33% to the lowest seasonally adjusted rate since records began in 1963. At the same time, unemployment remained stubbornly high as renewed job growth failed to materialize.

Then the European debt crisis and its potential impact on European banks further undermined investor confidence and triggered a broad flight to safety. Sentiment was also eroded by a host of other worries -- pending regulatory changes related to the health care, financial and energy industries, the unexplained May "flash crash" in the U.S. stock market, and BP's oil spill in the Gulf of Mexico. As a result, stocks gave up a portion of their earlier gains while bond prices rose and yields declined (as bond prices rise, yields fall).

By July, some of this uncertainty had been resolved. Stress tests conducted on European banks suggested they were in better shape than many had feared. Congress passed financial regulatory legislation,

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2  | USAA SMALL CAP STOCK FUND

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and BP made progress in capping its Gulf oil well. Corporate earnings, driven by surprisingly strong revenue growth, continued to be better than expected.
Perhaps as a result, the fiscal year ended with the markets once again in rally mode.

While bonds provided positive results during the period, yields are now close to their post World War II lows. I expect them to remain at low levels for some time. Meanwhile, stocks were relatively cheap in my opinion compared to bonds. Corporate America has done what it said it would -- it is repairing or has already repaired its balance sheets. Over time, I believe high-quality stocks will perform well but I think they will be in a low growth period over the short term.

Accordingly, investors should be mindful of their time horizon. For those with five years or more to invest, stocks look attractive as long as you can accept the ups and downs which typically occur. A short- or intermediate-term bond fund may make the most sense if you need your money sooner or are unwilling to accept the volatility that comes with stocks. However, this is based upon what is most suitable for your needs. Whatever you choose to do, I advise you to make decisions within the context of your investment plan. For help refining your strategy, please give one of our USAA service representatives a call. They stand ready to assist you free of charge.

From all of us at USAA Investment Management Company, thank you for the opportunity to help you with your investment needs. We believe that we have some of the industry's top investment talent managing your assets. Rest assured that these experienced professionals will continue working hard on your behalf. Thank you for your continued confidence in us.

Sincerely,

/s/ Daniel S. McNamara

Daniel S. McNamara
President
USAA Investment Management Company

ALL EQUITY INVESTMENTS ENTAIL RISK, INCLUDING POSSIBLE LOSS OF PRINCIPAL, AND INDIVIDUAL STOCKS MAY BE MORE VOLATILE THAN OTHER INVESTMENTS AND PROVIDE LESS INCOME.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Financial advice provided by USAA Financial Planning Services Insurance Agency, Inc. (known as USAA Financial Insurance Agency in California, License # 0E36312), and USAA Financial Advisors, Inc., a registered broker dealer. o As interest rates rise, bond prices fall.

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                                                        PRESIDENT'S MESSAGE |  3

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MANAGERS' COMMENTARY ON THE FUND

Batterymarch Financial Management, Inc.       Wellington Management Company, LLP

   YU-NIEN (CHARLES) KO, CFA                      TIMOTHY J. McCORMACK, CFA
   STEPHEN LANZENDORF, CFA                        SHAUN F. PEDERSEN

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o  HOW DID THE USAA SMALL CAP STOCK FUND (THE FUND SHARES) PERFORM?

   For its most recent fiscal year ended July 31, 2010, the Fund Shares had a total return of 20.23%. This compares to returns of 18.43% for the Russell 2000 Index, 19.17% for the S&P SmallCap 600 Index and 18.94% for the Lipper Small-Cap Core Funds Index.

   The Fund has two subadvisers. Batterymarch Financial Management, Inc. (Batterymarch) manages the growth portion of the Fund against the Russell 2000 Growth Index, and Wellington Management Company, LLP (Wellington Management) manages the value portion of the Fund against the Russell 2000 Value Index.

o HOW DID THE BATTERYMARCH PORTION OF THE FUND PERFORM DURING THE REPORTING PERIOD?

   Batterymarch uses a disciplined framework to compare U.S. small-cap stocks across multiple perspectives based on proven fundamentals. These include measures of growth and value as well as other dimensions

   Refer to page 10 for benchmark definitions.

   Past performance is no guarantee of future results.

   The unmanaged Russell 2000(R) Growth Index measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. o The unmanaged Russell 2000(R) Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

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4  | USAA SMALL CAP STOCK FUND

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   such as cash flow and analyst expectations. On an allocation level, we maintain close-to-benchmark sector weightings, which means that stock selection is the key driver of our performance.

   For the 12-month period, our stock selection enabled the Batterymarch portion of the portfolio to outperform the Russell 2000 Growth Index, primarily due to stock selection within the health care sector. Selection within the services & distribution, bank, and consumer cyclicals sectors also added to relative performance. Stock selection in the software & services, transportation, and retailers sectors subtracted from relative return. Top contributors for the period included Valassis Communications, Inc. from the consumer discretionary area, and the health care companies Valeant Pharmaceuticals International and Human Genome Sciences, Inc. The largest detractors from relative performance were an underweight to the airline UAL Corp., an overweight to the technology firm Tekelec, and not holding the health care company Salix Pharmaceuticals, Inc. which posted a strong return within the benchmark.

o  WHAT IS BATTERYMARCH'S POSITIONING AND OUTLOOK?

   As of July 31, 2010, the largest overweights in Batterymarch's portion of the portfolio were in health care, industrials, information technology, and financials. The largest underweights compared with the Russell 2000 Growth Index were in consumer services, retailers, and materials.

   While there are still bright spots in the economy, the bulls appear to be slowly ceding ground in their tug-of-war with the bears as we face a recovery that is less robust than many had hoped for. And although the United States is increasingly being perceived among investors as a relative safe haven compared to other developed nations, analysts and economists are trimming their U. S. growth forecasts. Not surprisingly, investors are becoming more jittery, and reactive to economic news.

   UAL Corp. was sold out of the Fund prior to July 31, 2010.

   You will find a complete list of securities that the Fund owns on pages
   17-32.

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                                           MANAGERS' COMMENTARY ON THE FUND |  5

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   As investor risk appetite declines we believe that there will be a systematic march to fundamentally sound companies that are better equipped to succeed in low-growth environments. Our portion of the portfolio is well positioned to take advantage of this trend.

   Merger and acquisition activity continues at a higher level than last year. We expect that this trend will continue because corporate cash positions remain relatively high, and valuations are generally reasonable. We also expect our portion of the portfolio to benefit from this activity as strategic acquirers often seek the same type of fundamentally sound companies that we do.

o  HOW DID THE WELLINGTON MANAGEMENT PORTION OF THE FUND PERFORM?

   Wellington Management's Small Cap Value portfolio significantly outperformed the Russell 2000 Value Index, largely driven by security selection. Results were particularly strong within financials, information technology, and energy. Selection was weaker within materials, health care, and consumer discretionary. Allocation among sectors, which comes from our bottom-up stock selection process, was essentially neutral for the period.

   Top individual contributors to comparative and absolute performance during the period included Arbitron, Inc. (consumer discretionary), Xyratex Ltd. (information technology), and Whiting Petroleum Corp. (energy).

   Stocks that detracted most from relative and absolute performance during the period were Stage Stores, Inc. (consumer discretionary), Lance, Inc. (consumer staples), and Sonic Corp. (consumer discretionary).

   Xyratex Ltd. was sold out of the Fund prior to July 31, 2010.

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6  | USAA SMALL CAP STOCK FUND

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o  HOW IS THE WELLINGTON MANAGEMENT PORTFOLIO POSITIONED?

   Based on our two- to three-year time horizon, we continue to find attractively valued investment opportunities in a volatile environment. As has occurred in previous years, the annual Russell rebalance, effective June 30, 2010, impacted our relative weightings as Index weights shifted. Consistent with our bottom-up process, these changes do not impact our investment decisions. Based on these stock-by-stock decisions, we added to our position in Dress Barn, Inc., which contributed to an increase in our overweight to the consumer discretionary sector. We also increased industrials exposure as we initiated a position in Standard Packaging Corp. and added to ESCO Technologies, Inc. Within financials, we eliminated Credit Acceptance Corp. and trimmed Realty Income Corp., while adding to positions in Northwest Bancshares, Inc., Amerisafe Inc., and Reinsurance Group of America, Inc. "A".

   The performance of the USAA Small Cap Stock Fund will reflect the volatility of investments in small-cap stocks and IPOs. o Investing in small-cap companies involves the greater risk of investing in smaller, less well-known companies, especially those which have a narrow product line or are traded infrequently, compared to investing in established companies with proven track records.

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                                           MANAGERS' COMMENTARY ON THE FUND |  7

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INVESTMENT OVERVIEW

USAA SMALL CAP STOCK FUND SHARES (Symbol: USCAX)


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                                               7/31/10              7/31/09
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Net Assets                                 $542.5 Million       $464.8 Million
Net Asset Value Per Share                      $11.41                $9.49


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                   AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/10
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1 YEAR                              5 YEARS                             10 YEARS
20.23%                               -0.34%                               1.27%


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                         TOTAL ANNUAL OPERATING EXPENSES
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                                      1.43%


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              TOTAL ANNUAL OPERATING EXPENSES AFTER REIMBURSEMENT*
--------------------------------------------------------------------------------

                                      1.40%


High double digit returns are attributable, in part, to unusually favorable market conditions and may not be repeated or consistently achieved in the future.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. FOR PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH-END, VISIT USAA.COM.

*USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 1.40% OF THE FUND SHARES' AVERAGE DAILY NET ASSETS. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total returns quoted do not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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8  | USAA SMALL CAP STOCK FUND

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                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

                                        LIPPER SMALL-CAP                          USAA SMALL CAP
               S&P SMALLCAP 600 INDEX   CORE FUNDS INDEX   RUSSELL 2000 INDEX   STOCK FUND SHARES
 7/31/2000           $10,000.00            $10,000.00          $10,000.00           $10,000.00
 8/31/2000            10,886.42             10,890.89           10,763.01            11,070.62
 9/30/2000            10,590.02             10,611.00           10,446.68            10,653.00
10/31/2000            10,656.29             10,291.81            9,980.34             9,681.09
11/30/2000             9,546.81              9,266.92            8,955.84             8,003.04
12/31/2000            10,722.84             10,167.00            9,724.99             8,640.85
 1/31/2001            11,182.48             10,528.89           10,231.31             8,838.27
 2/28/2001            10,500.07              9,860.08            9,559.99             7,896.74
 3/31/2001            10,018.56              9,393.93            9,092.35             7,061.50
 4/30/2001            10,782.21             10,142.35            9,803.64             7,775.25
 5/31/2001            10,988.47             10,511.97           10,044.61             7,881.55
 6/30/2001            11,391.20             10,837.00           10,391.45             7,972.67
 7/31/2001            11,200.75             10,585.95            9,828.97             7,851.18
 8/31/2001            10,945.39             10,289.71            9,511.51             7,570.24
 9/30/2001             9,465.75              8,941.48            8,231.14             6,689.45
10/31/2001             9,970.51              9,472.68            8,712.83             6,977.98
11/30/2001            10,699.86             10,176.63            9,387.35             7,395.60
12/31/2001            11,423.92             10,891.42            9,966.77             7,851.18
 1/31/2002            11,523.55             10,762.38            9,863.10             7,904.33
 2/28/2002            11,325.39             10,475.03            9,592.79             7,767.65
 3/31/2002            12,219.98             11,279.89           10,363.78             8,352.32
 4/30/2002            12,565.30             11,335.31           10,458.23             8,542.14
 5/31/2002            12,045.21             10,912.82            9,994.07             8,200.46
 6/30/2002            11,422.17             10,301.57            9,498.19             7,775.25
 7/31/2002             9,809.01              8,901.37            8,063.67             7,296.89
 8/31/2002             9,902.04              8,948.55            8,043.14             7,296.89
 9/30/2002             9,296.06              8,315.11            7,465.53             6,833.71
10/31/2002             9,593.64              8,610.63            7,704.89             6,841.31
11/30/2002            10,093.38              9,246.06            8,392.50             7,084.28
12/31/2002             9,752.70              8,796.86            7,925.21             6,993.17
 1/31/2003             9,417.48              8,539.62            7,705.87             6,788.15
 2/28/2003             9,116.14              8,272.96            7,473.03             6,613.52
 3/31/2003             9,187.76              8,342.82            7,569.26             6,788.15
 4/30/2003             9,933.40              9,037.51            8,286.96             7,205.77
 5/31/2003            10,734.39              9,831.45            9,176.25             7,509.49
 6/30/2003            11,013.31             10,057.79            9,342.31             7,699.32
 7/31/2003            11,585.95             10,573.57            9,926.86             7,881.55
 8/31/2003            12,149.79             11,031.82           10,382.00             8,154.90
 9/30/2003            11,792.93             10,792.23           10,190.36             8,033.41
10/31/2003            12,815.15             11,640.30           11,046.12             8,580.11
11/30/2003            13,300.08             12,059.63           11,438.12             8,845.86
12/31/2003            13,535.67             12,394.99           11,670.18             8,906.61
 1/31/2004            13,924.86             12,787.69           12,177.20             9,119.21
 2/29/2004            14,192.82             13,010.21           12,286.36             9,225.51
 3/31/2004            14,377.78             13,151.27           12,400.86             9,347.00
 4/30/2004            13,901.11             12,699.28           11,768.62             9,012.91
 5/31/2004            14,113.81             12,809.81           11,955.93             9,073.65
 6/30/2004            14,895.77             13,356.66           12,459.43             9,460.90
 7/31/2004            14,079.56             12,652.88           11,620.50             8,974.94
 8/31/2004            13,955.30             12,542.18           11,560.77             8,899.01
 9/30/2004            14,691.18             13,165.88           12,103.50             9,354.59
10/31/2004            14,965.19             13,381.48           12,341.75             9,536.83
11/30/2004            16,244.05             14,438.23           13,412.25            10,258.16
12/31/2004            16,601.42             14,671.59           13,809.25            10,577.99
 1/31/2005            16,225.57             14,246.22           13,233.08            10,305.16
 2/28/2005            16,690.69             14,579.06           13,457.23            10,593.58
 3/31/2005            16,258.58             14,211.97           13,072.00            10,375.32
 4/30/2005            15,350.48             13,444.55           12,323.38             9,868.64
 5/31/2005            16,367.16             14,165.07           13,129.95            10,468.86
 6/30/2005            16,899.31             14,647.83           13,636.39            10,991.13
 7/31/2005            17,916.68             15,518.35           14,500.33            11,536.79
 8/31/2005            17,652.52             15,374.95           14,231.48            11,295.14
 9/30/2005            17,807.92             15,521.63           14,276.12            11,427.66
10/31/2005            17,250.49             15,045.13           13,832.86            10,967.75
11/30/2005            18,042.68             15,732.63           14,504.38            11,419.87
12/31/2005            17,876.56             15,780.38           14,438.10            11,419.93
 1/31/2006            19,373.12             16,982.76           15,732.79            12,033.37
 2/28/2006            19,228.00             16,870.49           15,689.48            12,008.16
 3/31/2006            20,171.45             17,613.59           16,450.69            12,478.73
 4/30/2006            20,169.61             17,745.94           16,448.01            12,579.57
 5/31/2006            19,248.54             16,889.33           15,524.28            11,940.93
 6/30/2006            19,252.16             16,774.57           15,624.10            12,033.37
 7/31/2006            18,590.70             16,204.89           15,115.71            11,756.06
 8/31/2006            18,910.84             16,525.47           15,563.25            11,949.33
 9/30/2006            19,082.74             16,602.66           15,692.82            12,134.20
10/31/2006            20,027.61             17,405.89           16,596.37            12,722.43
11/30/2006            20,582.37             17,913.39           17,032.94            13,184.60
12/31/2006            20,579.30             17,942.35           17,089.97            13,169.57
 1/31/2007            21,002.97             18,262.94           17,375.97            13,481.86
 2/28/2007            20,888.98             18,304.00           17,238.09            13,508.62
 3/31/2007            21,239.21             18,505.69           17,422.63            13,794.14
 4/30/2007            21,712.65             19,033.81           17,735.58            14,177.81
 5/31/2007            22,712.17             19,855.37           18,462.85            14,793.46
 6/30/2007            22,340.23             19,654.48           18,191.88            14,561.47
 7/31/2007            21,212.85             18,624.50           16,947.65            13,642.46
 8/31/2007            21,610.45             18,696.71           17,331.78            13,838.75
 9/30/2007            21,932.53             19,095.76           17,629.28            13,972.59
10/31/2007            22,340.55             19,557.53           18,135.07            14,258.11
11/30/2007            20,682.49             18,247.25           16,832.87            13,214.18
12/31/2007            20,518.28             18,287.35           16,822.36            13,065.27
 1/31/2008            19,514.82             17,077.42           15,675.17            12,211.46
 2/29/2008            18,913.84             16,750.43           15,094.14            11,744.85
 3/31/2008            18,987.06             16,606.82           15,157.37            11,576.07
 4/30/2008            19,749.09             17,409.74           15,792.01            12,171.75
 5/31/2008            20,621.45             18,269.99           16,517.45            12,737.65
 6/30/2008            19,063.54             17,000.72           15,245.81            11,873.91
 7/31/2008            19,457.05             17,045.98           15,810.00            11,983.12
 8/31/2008            20,269.77             17,438.84           16,381.43            12,251.18
 9/30/2008            18,900.55             15,809.81           15,076.16            11,188.88
10/31/2008            15,092.62             12,439.04           11,939.87             8,974.93
11/30/2008            13,329.29             11,142.27           10,527.54             7,853.06
12/31/2008            14,142.50             11,779.37           11,138.57             8,349.56
 1/31/2009            12,346.34             10,716.96            9,899.72             7,445.02
 2/28/2009            10,867.95              9,570.45            8,696.68             6,679.65
 3/31/2009            11,760.69             10,430.81            9,473.00             7,315.80
 4/30/2009            13,813.72             12,078.14           10,937.36             8,279.98
 5/31/2009            14,036.34             12,641.64           11,267.11             8,498.66
 6/30/2009            14,237.75             12,749.15           11,432.60             8,598.06
 7/31/2009            15,707.85             13,874.86           12,533.68             9,433.01
 8/31/2009            16,067.28             14,300.59           12,893.08             9,701.39
 9/30/2009            16,894.33             15,162.51           13,636.72            10,228.21
10/31/2009            15,931.99             14,328.36           12,710.85             9,741.15
11/30/2009            16,347.68             14,824.80           13,109.85            10,009.53
12/31/2009            17,758.71             15,842.96           14,165.11            10,695.39
 1/31/2010            17,157.78             15,279.20           13,643.67            10,516.47
 2/28/2010            17,895.00             15,967.75           14,258.26            10,874.31
 3/31/2010            19,287.47             17,052.45           15,418.73            11,699.32
 4/30/2010            20,415.46             17,905.79           16,291.34            12,236.08
 5/31/2010            18,941.57             16,597.96           15,055.59            11,470.70
 6/30/2010            17,602.90             15,511.73           13,888.87            10,695.39
 7/31/2010            18,719.28             16,502.13           14,843.30            11,341.48

                                   [END CHART]

                Data from 7/31/00 to 7/31/10.

                See next page for benchmark definitions.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                        INVESTMENT OVERVIEW |  9

================================================================================

The graph on page 9 illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Shares to the following benchmarks:

o The unmanaged S&P SmallCap 600(R) Index is a market-value-weighted index consisting of 600 domestic stocks chosen for market size, liquidity, and industry group representation.

o The unmanaged Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category.

o The unmanaged Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000(R) Index, which represents approximately 10% of the total market capitalization of the Russell 3000 Index.

Indexes are unmanaged and you cannot invest directly in an Index.

================================================================================

10  | USAA SMALL CAP STOCK FUND

================================================================================

USAA SMALL CAP STOCK FUND INSTITUTIONAL SHARES*

--------------------------------------------------------------------------------
                                               7/31/10              7/31/09
--------------------------------------------------------------------------------

Net Assets                                  $78.5 Million        $45.0 Million
Net Asset Value Per Share                      $11.46                $9.50


--------------------------------------------------------------------------------
                   AVERAGE ANNUAL TOTAL RETURN AS OF 7/31/10
--------------------------------------------------------------------------------

1 YEAR                                                   SINCE INCEPTION 8/01/08
20.63%                                                           -2.49%


--------------------------------------------------------------------------------
                      TOTAL ANNUAL OPERATING EXPENSES**
--------------------------------------------------------------------------------

                                      0.90%


*The USAA Small Cap Stock Fund Institutional Shares (Institutional Shares) commenced operations on August 1, 2008, and are not offered for sale directly to the general public. The Institutional Shares are available only to the USAA Target Retirement Funds.

THE PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND IS NO GUARANTEE OF FUTURE RESULTS. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE DATA QUOTED. THE RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE, SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**USAA INVESTMENT MANAGEMENT COMPANY (THE MANAGER) HAS AGREED, THROUGH DECEMBER 1, 2010, TO MAKE PAYMENTS OR WAIVE MANAGEMENT, ADMINISTRATION, AND OTHER FEES TO LIMIT THE EXPENSES OF THE FUND INSTITUTIONAL SHARES SO THAT THE TOTAL ANNUAL OPERATING EXPENSES OF THE FUND INSTITUTIONAL SHARES (EXCLUSIVE OF COMMISSION RECAPTURE, EXPENSE OFFSET ARRANGEMENTS, ACQUIRED FUND FEES AND EXPENSES, AND EXTRAORDINARY EXPENSES) DO NOT EXCEED AN ANNUAL RATE OF 0. 91% OF THE FUND INSTITUTIONAL SHARES' AVERAGE DAILY NET ASSETS. IF THE FUND INSTITUTIONAL SHARES' TOTAL ANNUAL OPERATING EXPENSE RATIO IS LOWER THAN 0.91%, THE FUND INSTITUTIONAL SHARES' WILL OPERATE AT THE LOWER EXPENSE RATIO. THIS REIMBURSEMENT ARRANGEMENT MAY NOT BE CHANGED OR TERMINATED DURING THIS TIME PERIOD WITHOUT APPROVAL OF THE FUND'S BOARD OF TRUSTEES AND MAY BE CHANGED OR TERMINATED BY THE MANAGER AT ANY TIME AFTER DECEMBER 1, 2010.

Total return measures the price change in a share assuming the reinvestment of all net investment income and realized capital gain distributions. The total return quoted does not reflect adjustments made to the enclosed financial statements in accordance with U.S. generally accepted accounting principles or the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

================================================================================

                                                       INVESTMENT OVERVIEW |  11

================================================================================

                      o CUMULATIVE PERFORMANCE COMPARISON o

                  [CHART OF CUMULATIVE PERFORMANCE COMPARISON]

               LIPPER SMALL-CAP                            USAA SMALL CAP STOCK FUND
               CORE FUNDS INDEX   S&P SMALLCAP 600 INDEX      INSTITUTIONAL SHARES     RUSSELL 2000 INDEX
 7/31/2008        $10,000.00            $10,000.00                $10,000.00               $10,000.00
 8/31/2008         10,230.47             10,417.70                 10,198.35                10,361.44
 9/30/2008          9,274.80              9,713.98                  9,314.05                 9,535.84
10/31/2008          7,297.35              7,756.89                  7,471.07                 7,552.10
11/30/2008          6,536.60              6,850.62                  6,537.19                 6,658.79
12/31/2008          6,910.35              7,268.57                  6,952.86                 7,045.27
 1/31/2009          6,287.09              6,345.43                  6,197.84                 6,261.69
 2/28/2009          5,614.49              5,585.61                  5,558.97                 5,500.74
 3/31/2009          6,119.22              6,044.43                  6,098.27                 5,991.78
 4/30/2009          7,085.63              7,099.59                  6,903.08                 6,918.00
 5/31/2009          7,416.20              7,214.01                  7,093.91                 7,125.92
 6/30/2009          7,479.27              7,317.52                  7,168.58                 7,231.25
 7/31/2009          8,139.67              8,073.09                  7,882.12                 7,927.69
 8/31/2009          8,389.42              8,257.82                  8,106.14                 8,155.02
 9/30/2009          8,895.07              8,682.88                  8,545.88                 8,625.37
10/31/2009          8,405.72              8,188.28                  8,139.33                 8,039.75
11/30/2009          8,696.95              8,401.93                  8,371.64                 8,292.13
12/31/2009          9,294.25              9,127.13                  8,944.13                 8,959.59
 1/31/2010          8,963.52              8,818.28                  8,794.79                 8,629.78
 2/28/2010          9,367.46              9,197.18                  9,101.78                 9,018.51
 3/31/2010         10,003.80              9,912.84                  9,790.42                 9,752.52
 4/30/2010         10,504.41             10,492.57                 10,246.76                10,304.45
 5/31/2010          9,737.17              9,735.06                  9,607.89                 9,522.83
 6/30/2010          9,099.93              9,047.05                  8,969.02                 8,784.87
 7/31/2010          9,680.95              9,620.82                  9,508.33                 9,388.55

                                                [END CHART]

                *Data from 7/31/08 to 7/31/10.

                See page 10 for benchmark definitions.

The graph illustrates the comparison of a $10,000 hypothetical investment in the USAA Small Cap Stock Fund Institutional Shares to the benchmarks.

Past performance is no guarantee of future results, and the cumulative performance quoted does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

*The performance of the S&P SmallCap 600 Index, the Lipper Small-Cap Core Funds Index, and Russell 2000 Index is calculated from the end of the month, July 31, 2008, while the Institutional Shares' inception date is August 1, 2008. There may be a slight variation of performance numbers because of this difference.

================================================================================

12  | USAA SMALL CAP STOCK FUND

================================================================================

                         TOP 10 EQUITY HOLDINGS
                             AS OF 7/31/2010
                      (% of Net Assets of the Fund)

Carlisle Companies, Inc. ..................................         1.5%
Cato Corp. "A" ............................................         1.4%
Herbalife Ltd. ............................................         1.4%
Belden, Inc. ..............................................         1.3%
Arbitron, Inc. ............................................         1.2%
United Stationers, Inc. ...................................         1.1%
Delphi Financial Group, Inc. "A" ..........................         1.1%
Zep, Inc. .................................................         1.0%
Stage Stores, Inc. ........................................         1.0%
ICU Medical, Inc. .........................................         1.0%

You will find a complete list of securities that the Fund owns on pages 17-32.

================================================================================

                                                       INVESTMENT OVERVIEW |  13

================================================================================

                    o SECTOR ASSET ALLOCATION* -- 7/31/2010 o

                     [PIE CHART OF SECTOR ASSET ALLOCATION]

CONSUMER DISCRETIONARY                                                      18.2%
INFORMATION TECHNOLOGY                                                      17.2%
INDUSTRIALS                                                                 16.0%
FINANCIALS                                                                  14.6%
HEALTH CARE                                                                 13.8%
ENERGY                                                                       4.9%
MATERIALS                                                                    4.7%
CONSUMER STAPLES                                                             4.1%
UTILITIES                                                                    2.9%
TELECOMMUNICATION SERVICES                                                   0.7%
MONEY MARKET INSTRUMENTS*                                                    3.0%

                                   [END CHART]

*Excludes short-term investments purchased with cash collateral from securities loaned.

Percentages are of the net assets of the Fund and may not equal 100%.

================================================================================

14  | USAA SMALL CAP STOCK FUND

================================================================================

DISTRIBUTIONS TO SHAREHOLDERS

--------------------------------------------------------------------------------

The following federal tax information related to the Fund's fiscal year ended July 31, 2010, is provided for information purposes only and should not be used for reporting to federal or state revenue agencies. Federal tax information for the calendar year will be reported to you on Form 1099-DIV in January 2011.

100% of ordinary income distributions qualify for the dividends-received deductions eligible to corporations.

For the fiscal year ended July 31, 2010, the Fund hereby designates 100%, or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

For the fiscal year ended July 31, 2010, certain dividends paid by the Fund qualify as interest-related dividends. The Fund designates $1,000 as qualifying interest income.

================================================================================

                                             DISTRIBUTIONS TO SHAREHOLDERS |  15

================================================================================

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

--------------------------------------------------------------------------------

THE SHAREHOLDERS AND BOARD OF TRUSTEES OF USAA SMALL CAP STOCK FUND:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the USAA Small Cap Stock Fund (one of the portfolios constituting USAA Mutual Funds Trust) (the "Fund") as of July 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the USAA Small Cap Stock Fund at July 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

San Antonio, Texas
September 17, 2010

================================================================================

16  | USAA SMALL CAP STOCK FUND

================================================================================

PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            COMMON STOCKS (97.1%)

            CONSUMER DISCRETIONARY (18.2%)
            ------------------------------
            ADVERTISING (1.3%)
   250,500  Arbitron, Inc.                                              $  7,240
    83,440  Harte Hanks, Inc.                                                941
                                                                        --------
                                                                           8,181
                                                                        --------
            APPAREL & ACCESSORIES & LUXURY GOODS (1.8%)
    78,420  Carter's, Inc.*                                                1,901
    29,000  Kenneth Cole Productions, Inc. "A"*                              389
    28,000  Oxford Industries, Inc.                                          627
    36,000  True Religion Apparel, Inc.*                                     885
    29,100  Under Armour, Inc. "A"*(a)                                     1,093
    82,400  UniFirst Corp.                                                 3,622
    59,600  Warnaco Group, Inc.*                                           2,490
                                                                        --------
                                                                          11,007
                                                                        --------
            APPAREL RETAIL (4.5%)
   100,375  Aeropostale, Inc.*                                             2,854
   367,464  Cato Corp. "A"                                                 8,554
    35,169  Citi Trends, Inc.*                                             1,104
   177,400  Dress Barn, Inc.*(a)                                           4,382
    18,600  DSW, Inc. "A"*                                                   495
    40,700  Express, Inc.*                                                   714
    15,300  Gymboree Corp.*                                                  662
    24,500  J. Crew Group, Inc.*                                             873
    18,500  Jos. A. Bank Clothiers, Inc.*                                  1,086
   557,760  Stage Stores, Inc.                                             6,135
    70,420  Stein Mart, Inc.*                                                544
   220,320  Wet Seal, Inc. "A"*                                              745
                                                                        --------
                                                                          28,148
                                                                        --------
            AUTO PARTS & EQUIPMENT (0.7%)
   155,100  Dana Holding Corp.*                                            1,843
    12,413  Dorman Products, Inc.*                                           290
    78,200  Standard Motor Products, Inc.                                    766
    50,700  Tenneco, Inc.*                                                 1,399
                                                                        --------
                                                                           4,298
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  17

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            BROADCASTING (0.0%)
    76,800  Entravision Communications Corp. "A"*                       $    166
                                                                        --------
            CABLE & SATELLITE (0.1%)
    33,400  Knology, Inc.*                                                   377
    67,500  Mediacom Communications Corp. "A"*                               496
                                                                        --------
                                                                             873
                                                                        --------
            CASINOS & GAMING (0.2%)
    39,600  Bally Technologies, Inc.*                                      1,279
                                                                        --------
            DEPARTMENT STORES (0.1%)
    40,000  Bon-Ton Stores, Inc.*(a)                                         382
                                                                        --------
            EDUCATION SERVICES (0.4%)
   139,680  Corinthian Colleges, Inc.*(a)                                  1,271
    58,660  Lincoln Educational Services Corp.*                            1,237
                                                                        --------
                                                                           2,508
                                                                        --------
            FOOTWEAR (0.4%)
    40,200  Deckers Outdoor Corp.*                                         2,046
    30,000  Timberland Co. "A"*                                              528
                                                                        --------
                                                                           2,574
                                                                        --------
            GENERAL MERCHANDISE STORES (0.1%)
    30,400  99 Cents Only Stores*                                            505
                                                                        --------
            HOME FURNISHINGS (0.6%)
    57,030  Kid Brands, Inc.*                                                475
   119,400  La-Z-Boy, Inc.*                                                1,022
    73,100  Tempur-Pedic International, Inc.*                              2,242
                                                                        --------
                                                                           3,739
                                                                        --------
            HOMEFURNISHING RETAIL (0.3%)
    99,779  Kirklands, Inc.*                                               1,682
                                                                        --------
            HOTELS, RESORTS, & CRUISE LINES (0.6%)
   108,200  Choice Hotels International, Inc.                              3,572
                                                                        --------
            HOUSEHOLD APPLIANCES (0.8%)
   218,100  Helen of Troy Ltd.*                                            5,226
                                                                        --------
            HOUSEWARES & SPECIALTIES (0.2%)
    38,100  Tupperware Brands Corp.                                        1,501
                                                                        --------
            INTERNET RETAIL (0.1%)
    17,300  NutriSystem, Inc.(a)                                             338
    19,722  PetMed Express, Inc.                                             315
                                                                        --------
                                                                             653
                                                                        --------

================================================================================

18  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            LEISURE PRODUCTS (0.5%)
    62,900  LeapFrog Enterprises, Inc.*                                 $    319
    17,600  Polaris Industries, Inc.                                       1,051
   139,200  Smith & Wesson Holding Corp.*                                    536
    62,932  Sturm Ruger & Co., Inc.                                          881
                                                                        --------
                                                                           2,787
                                                                        --------
            MOVIES & ENTERTAINMENT (0.3%)
    81,464  Live Nation, Inc.*                                               752
    92,520  LodgeNet Interactive Corp.*(a)                                   333
    27,060  World Wrestling Entertainment, Inc. "A"                          434
                                                                        --------
                                                                           1,519
                                                                        --------
            PUBLISHING (0.8%)
    50,600  Dex One Corp.*(a)                                                917
   124,609  Valassis Communications, Inc.*                                 4,308
                                                                        --------
                                                                           5,225
                                                                        --------
            RESTAURANTS (2.3%)
    61,992  California Pizza Kitchen, Inc.*                                1,112
    37,500  Carrols Restaurant Group, Inc.*                                  194
   168,760  CEC Entertainment, Inc.*                                       5,861
   189,440  Dominos Pizza, Inc.*                                           2,423
    22,300  Jack in the Box, Inc.*                                           460
    34,900  Papa John's International, Inc.*                                 884
   377,800  Sonic Corp.*                                                   3,325
                                                                        --------
                                                                          14,259
                                                                        --------
            SPECIALIZED CONSUMER SERVICES (1.1%)
    25,100  Coinstar, Inc.*                                                1,142
   117,821  Matthews International Corp. "A"(a)                            4,255
    26,000  Steiner Leisure Ltd.*                                          1,105
                                                                        --------
                                                                           6,502
                                                                        --------
            SPECIALTY STORES (0.6%)
    29,757  Big 5 Sporting Goods Corp.                                       409
   124,014  Hibbett Sports, Inc.*                                          3,282
                                                                        --------
                                                                           3,691
                                                                        --------
            TIRES & RUBBER (0.4%)
   121,500  Cooper Tire & Rubber Co.                                       2,626
                                                                        --------
            Total Consumer Discretionary                                 112,903
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  19

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            CONSUMER STAPLES (4.1%)
            -----------------------
            FOOD DISTRIBUTORS (0.2%)
    31,018  Spartan Stores, Inc.                                         $   445
    26,058  United Natural Foods, Inc.*(a)                                   879
                                                                        --------
                                                                           1,324
                                                                        --------
            FOOD RETAIL (0.9%)
   118,300  Casey's General Stores, Inc.                                   4,525
    69,210  Pantry, Inc.*                                                  1,246
                                                                        --------
                                                                           5,771
                                                                        --------
            PACKAGED FOODS & MEAT (1.0%)
    16,909  Lancaster Colony Corp.                                           878
   181,800  Lance, Inc.                                                    3,842
    31,644  Sanderson Farms, Inc.(a)                                       1,479
                                                                        --------
                                                                           6,199
                                                                        --------
            PERSONAL PRODUCTS (2.0%)
   168,600  Herbalife Ltd.                                                 8,369
    28,080  Inter Parfums, Inc.                                              490
   112,203  Nu Skin Enterprises, Inc. "A"                                  3,196
                                                                        --------
                                                                          12,055
                                                                        --------
            Total Consumer Staples                                        25,349
                                                                        --------
            ENERGY (4.9%)
            -------------
            COAL & CONSUMABLE FUELS (0.2%)
   239,220  International Coal Group, Inc.*                                1,076
                                                                        --------
            OIL & GAS EQUIPMENT & SERVICES (2.2%)
    79,400  Bristow Group, Inc.*                                           2,654
   160,049  Cal Dive International, Inc.*                                    947
    12,580  ENGlobal Corp.*                                                   28
    70,300  ION Geophysical Corp.*                                           309
   106,875  Matrix Service Co.*                                            1,036
     6,000  OYO Geospace Corp.*                                              321
   103,808  RPC, Inc.(a)                                                   1,731
    65,789  Seacor Holdings, Inc.*                                         5,449
    92,193  TETRA Technologies, Inc.*                                        961
                                                                        --------
                                                                          13,436
                                                                        --------
            OIL & GAS EXPLORATION & PRODUCTION (2.4%)
    44,300  Callon Petroleum Co.*(a)                                         256
    11,300  Contango Oil & Gas Co.*                                          495
    85,564  Gulfport Energy Corp.*                                         1,118
   182,000  Penn Virginia Corp.                                            3,458

================================================================================

20  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    70,000  PetroQuest Energy, Inc.*(a)                                 $    465
   167,198  SandRidge Energy, Inc.*                                          987
    66,589  St. Mary Land & Exploration Co.                                2,758
    42,300  Stone Energy Corp.*                                              497
    57,400  VAALCO Energy, Inc.*                                             343
    77,900  W&T Offshore, Inc.(a)                                            717
    42,100  Whiting Petroleum Corp.*                                       3,705
                                                                        --------
                                                                          14,799
                                                                        --------
            OIL & GAS REFINING & MARKETING (0.1%)
   125,158  CVR Energy, Inc.*                                              1,014
                                                                        --------
            Total Energy                                                  30,325
                                                                        --------

            FINANCIALS (14.6%)
            ------------------
            ASSET MANAGEMENT & CUSTODY BANKS (1.0%)
   385,800  Ares Capital Corp.                                             5,405
    24,656  Calamos Asset Management, Inc. "A"                               256
    85,480  Penson Worldwide, Inc.*(a)                                       460
                                                                        --------
                                                                           6,121
                                                                        --------
            CONSUMER FINANCE (0.7%)
    23,700  Cardtronics, Inc.*                                               307
     8,400  Cash America International, Inc.                                 282
    61,007  Dollar Financial Corp.*                                        1,196
    88,860  EZCORP, Inc. "A"*                                              1,768
    43,099  First Cash Financial Services, Inc.*                           1,034
                                                                        --------
                                                                           4,587
                                                                        --------
            INVESTMENT BANKING & BROKERAGE (0.2%)
    29,100  BGC Partners, Inc. "A"                                           158
    71,232  optionsXpress Holdings, Inc.*                                  1,111
                                                                        --------
                                                                           1,269
                                                                        --------
            LIFE & HEALTH INSURANCE (1.2%)
   264,200  Delphi Financial Group, Inc. "A"                               6,856
    37,242  FBL Financial Group, Inc. "A"                                    845
                                                                        --------
                                                                           7,701
                                                                        --------
            PROPERTY & CASUALTY INSURANCE (1.4%)
     9,576  Alleghany Corp.*                                               2,875
   159,300  Amerisafe, Inc.*                                               2,861
     9,040  AmTrust Financial Services, Inc.                                 116
   192,934  Assured Guaranty Ltd.                                          3,029
                                                                        --------
                                                                           8,881
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  21

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            REGIONAL BANKS (3.9%)
    99,985  Cardinal Financial Corp.                                    $  1,022
   433,984  First Busey Corp.(a)                                           1,992
   366,000  First Midwest Bancorp, Inc.                                    4,604
    17,100  Hancock Holding Co.                                              522
   211,880  International Bancshares Corp.(a)                              3,674
   156,500  MB Financial, Inc.                                             2,714
     6,960  Park National Corp.(a)                                           467
    19,200  PrivateBancorp, Inc.                                             237
    21,740  Signature Bank*                                                  836
     4,937  Southside Bancshares, Inc.                                        94
     6,680  SVB Financial Group*                                             288
   292,300  Webster Financial Corp.                                        5,448
    46,600  Westamerica Bancorp                                            2,505
                                                                        --------
                                                                          24,403
                                                                        --------
            REINSURANCE (2.1%)
   139,100  Platinum Underwriters Holdings Ltd.                            5,436
   108,400  Reinsurance Group of America, Inc. "A"                         5,201
    99,702  Validus Holdings Ltd.                                          2,477
                                                                        --------
                                                                          13,114
                                                                        --------
            REITs - DIVERSIFIED (0.3%)
    28,900  PS Business Parks, Inc.                                        1,678
                                                                        --------
            REITs - OFFICE (0.4%)
    71,400  Mack-Cali Realty Corp.                                         2,301
                                                                        --------
            REITs - RESIDENTIAL (1.1%)
    98,300  American Campus Communities, Inc.                              2,846
    60,440  Associated Estates Realty Corp.                                  836
   376,068  Education Realty Trust, Inc.                                   2,614
    14,200  Mid-America Apartment Communities, Inc.(a)                       802
                                                                        --------
                                                                           7,098
                                                                        --------
            REITs - RETAIL (0.5%)
    60,400  Realty Income Corp.(a)                                         1,938
    19,300  Tanger Factory Outlet Centers, Inc.                              863
                                                                        --------
                                                                           2,801
                                                                        --------
            REITs - SPECIALIZED (0.7%)
   277,794  DiamondRock Hospitality Co.*                                   2,578
    57,700  FelCor Lodging Trust, Inc.*                                      342
    57,380  OMEGA Healthcare Investors, Inc.                               1,261
                                                                        --------
                                                                           4,181
                                                                        --------
            SPECIALIZED FINANCE (0.1%)
    27,700  Life Partners Holdings, Inc.(a)                                  481
                                                                        --------

================================================================================

22  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            THRIFTS & MORTGAGE FINANCE (1.0%)
   238,900  NewAlliance Bancshares, Inc.                                $  2,907
   270,400  Northwest Bancshares, Inc.                                     3,280
     8,660  United Financial Bancorp, Inc.                                   129
                                                                        --------
                                                                           6,316
                                                                        --------
            Total Financials                                              90,932
                                                                        --------

            HEALTH CARE (13.8%)
            -------------------
            BIOTECHNOLOGY (2.2%)
   169,120  Alkermes, Inc.*                                                2,182
    61,500  BioCryst Pharmaceuticals, Inc.*(a)                               367
    98,100  Cubist Pharmaceuticals, Inc.*                                  2,117
    74,991  Emergent BioSolutions, Inc.*                                   1,393
    30,184  Human Genome Sciences, Inc.*                                     783
   105,400  Isis Pharmaceuticals, Inc.*                                    1,042
   107,078  Martek Biosciences Corp.*                                      2,216
   132,737  Maxygen, Inc.*                                                   824
    16,400  Onyx Pharmaceuticals, Inc.*                                      426
   251,010  PDL BioPharma, Inc.                                            1,561
   109,343  SciClone Pharmaceuticals, Inc.*                                  377
                                                                        --------
                                                                          13,288
                                                                        --------
            HEALTH CARE DISTRIBUTORS (0.2%)
    56,900  PSS World Medical, Inc.*                                       1,071
                                                                        --------
            HEALTH CARE EQUIPMENT (1.9%)
    63,400  American Medical Systems Holdings, Inc.*                       1,418
   114,300  Cyberonics, Inc.*                                              2,723
    10,800  Integra LifeSciences Holdings Corp.*                             390
   106,726  Invacare Corp.                                                 2,543
    51,970  Kensey Nash Corp.*                                             1,221
    29,370  Sirona Dental Systems, Inc.*                                     904
    87,550  Steris Corp.                                                   2,783
                                                                        --------
                                                                          11,982
                                                                        --------
            HEALTH CARE FACILITIES (0.7%)
   223,600  AmSurg Corp.*                                                  4,096
     9,189  NovaMed, Inc.*                                                    76
                                                                        --------
                                                                           4,172
                                                                        --------
            HEALTH CARE SERVICES (2.1%)
    43,380  Amedisys, Inc.*                                                1,140
   131,580  AMN Healthcare Services, Inc.*                                   792
    83,674  CorVel Corp.*                                                  3,329
    53,770  Emergency Medical Services Corp. "A"*                          2,406


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  23

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
    88,270  Gentiva Health Services, Inc.*                              $  1,821
    66,500  LHC Group, Inc.*                                               1,529
    41,252  Providence Service Corp.*                                        594
    64,293  RehabCare Group, Inc.*                                         1,362
                                                                        --------
                                                                          12,973
                                                                        --------
            HEALTH CARE SUPPLIES (1.8%)
    69,970  Haemonetics Corp.*                                             3,866
   162,400  ICU Medical, Inc.*                                             6,043
    44,175  Merit Medical Systems, Inc.*                                     747
    56,580  Quidel Corp.*                                                    702
                                                                        --------
                                                                          11,358
                                                                        --------
            LIFE SCIENCES TOOLS & SERVICES (2.1%)
    19,100  Bio-Rad Laboratories, Inc. "A"*                                1,696
   270,810  Bruker Corp.*                                                  3,567
   142,700  Charles River Laboratories International, Inc.*                4,435
   148,300  ICON plc ADR*                                                  3,500
                                                                        --------
                                                                          13,198
                                                                        --------
            MANAGED HEALTH CARE (0.7%)
    87,680  Centene Corp.*                                                 1,868
    58,200  HealthSpring, Inc.*                                            1,094
    74,700  Universal American Financial Corp.                             1,251
                                                                        --------
                                                                           4,213
                                                                        --------
            PHARMACEUTICALS (2.1%)
    33,900  Hi-Tech Pharmacal Co., Inc.*                                     596
   155,905  Medicines Co.*(a)                                              1,436
   136,965  Par Pharmaceutical Companies, Inc.*                            3,616
   300,632  Questcor Pharmaceuticals, Inc.*                                3,382
    91,190  Santarus, Inc.*                                                  227
    54,035  Valeant Pharmaceuticals International*(a)                      3,043
    68,850  ViroPharma, Inc.*                                                907
                                                                        --------
                                                                          13,207
                                                                        --------
            Total Health Care                                             85,462
                                                                        --------
            INDUSTRIALS (16.0%)
            -------------------
            AEROSPACE & DEFENSE (0.5%)
    11,800  Cubic Corp.                                                      478
   149,651  GenCorp, Inc.*                                                   787
    88,990  Orbital Sciences Corp.*                                        1,303
     5,060  Triumph Group, Inc.                                              384
                                                                        --------
                                                                           2,952
                                                                        --------

================================================================================

24  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            AIR FREIGHT & LOGISTICS (0.1%)
    74,400  Pacer International, Inc.*                                  $    613
     8,600  Park-Ohio Holdings Corp.*                                        117
                                                                        --------
                                                                             730
                                                                        --------
            AIRLINES (0.6%)
   149,830  AirTran Holdings, Inc.*                                          722
    18,750  Allegiant Travel Co.                                             832
   228,933  Hawaiian Holdings, Inc.*                                       1,374
    71,700  US Airways Group, Inc.*                                          778
                                                                        --------
                                                                           3,706
                                                                        --------
            COMMERCIAL PRINTING (0.1%)
   137,810  Cenveo, Inc.*                                                    849
                                                                        --------
            CONSTRUCTION & ENGINEERING (1.3%)
    14,600  Comfort Systems USA, Inc.                                        167
    71,000  EMCOR Group, Inc.*                                             1,847
   219,143  Great Lakes Dredge & Dock Corp.                                1,227
    17,200  Layne Christensen Co.*                                           434
    98,440  MasTec, Inc.*                                                  1,045
    43,214  Michael Baker Corp.*                                           1,677
    47,043  Orion Marine Group, Inc.*                                        584
   102,130  Sterling Construction Co., Inc.*                               1,265
                                                                        --------
                                                                           8,246
                                                                        --------
            CONSTRUCTION & FARM MACHINERY & HEAVY TRUCKS (0.4%)
   353,900  Force Protection, Inc.*                                        1,582
    10,380  NACCO Industries "A"                                             924
                                                                        --------
                                                                           2,506
                                                                        --------
            DIVERSIFIED SUPPORT SERVICES (0.2%)
    47,300  ATC Technology Corp.*                                          1,134
    10,100  Enernoc, Inc.*(a)                                                337
                                                                        --------
                                                                           1,471
                                                                        --------
            ELECTRICAL COMPONENTS & EQUIPMENT (2.4%)
    32,200  A. O. Smith Corp.(a)                                           1,761
    82,400  Acuity Brands, Inc.(a)                                         3,472
   335,090  Belden, Inc.                                                   8,005
    38,700  EnerSys*                                                         937
    27,178  Powell Industries, Inc.*                                         893
                                                                        --------
                                                                          15,068
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  25

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            ENVIRONMENTAL & FACILITIES SERVICES (0.8%)
   171,837  Standard Packaging Corp.*                                   $  2,931
    79,284  Tetra Tech, Inc.*                                              1,663
                                                                        --------
                                                                           4,594
                                                                        --------
            HUMAN RESOURCE & EMPLOYMENT SERVICES (0.2%)
    47,750  Administaff, Inc.                                              1,244
                                                                        --------
            INDUSTRIAL CONGLOMERATES (1.5%)
   281,200  Carlisle Companies, Inc.                                       9,471
                                                                        --------
            INDUSTRIAL MACHINERY (3.2%)
   265,803  Albany International Corp. "A"                                 4,877
    21,700  Altra Holdings, Inc.*                                            315
    81,000  Chart Industries, Inc.*                                        1,442
    26,300  CIRCOR International, Inc.                                       823
    72,170  EnPro Industries, Inc.*                                        2,161
   112,400  ESCO Technologies, Inc.                                        3,351
    23,800  Kadant, Inc.*                                                    464
   192,600  Mueller Industries, Inc.                                       4,761
   253,900  Mueller Water Products, Inc. "A"                                 965
    13,600  Thermadyne Holdings Corp.*                                       186
    37,500  TriMas Corp.*                                                    448
     9,700  Watts Water Technologies, Inc. "A"                               312
                                                                        --------
                                                                          20,105
                                                                        --------
            MARINE (0.8%)
   122,951  Kirby Corp.*                                                   4,726
                                                                        --------
            OFFICE SERVICES & SUPPLIES (1.7%)
   510,200  ACCO Brands Corp.*                                             3,021
    33,200  Sykes Enterprises, Inc.*                                         526
   128,000  United Stationers, Inc.*                                       6,931
                                                                        --------
                                                                          10,478
                                                                        --------
            RAILROADS (1.0%)
   144,900  Genesee & Wyoming, Inc. "A"*                                   5,923
                                                                        --------
            RESEARCH & CONSULTING SERVICES (0.3%)
    56,123  Dolan Co.*                                                       656
    57,800  Huron Consulting Group, Inc.*                                  1,187
                                                                        --------
                                                                           1,843
                                                                        --------
            TRADING COMPANIES & DISTRIBUTORS (0.8%)
    19,400  DXP Enterprises, Inc.*                                           398
   159,100  GATX Corp.                                                     4,496
                                                                        --------
                                                                           4,894
                                                                        --------

================================================================================

26  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            TRUCKING (0.1%)
    37,900  Knight Transportation, Inc.(a)                              $    793
                                                                        --------
            Total Industrials                                             99,599
                                                                        --------
            INFORMATION TECHNOLOGY (17.2%)
            ------------------------------
            APPLICATION SOFTWARE (2.5%)
    39,124  ACI Worldwide, Inc.*                                             759
    86,900  Actuate Corp.*                                                   414
    48,800  Epiq Systems, Inc.                                               635
   105,291  Interactive Intelligence, Inc.*                                1,704
    81,470  JDA Software Group, Inc.*                                      1,914
   151,800  Magma Design Automation, Inc.*                                   492
    94,900  Mentor Graphics Corp.*                                           913
     6,000  MicroStrategy, Inc. "A"*                                         498
   117,100  Net 1 U.E.P.S Technologies, Inc.*                              1,704
   125,690  Quest Software, Inc.*                                          2,534
    93,030  Smith Micro Software, Inc.*                                      914
   226,600  TIBCO Software, Inc.*                                          3,073
                                                                        --------
                                                                          15,554
                                                                        --------
            COMMUNICATIONS EQUIPMENT (2.0%)
   107,800  ADC Telecommunications, Inc.*                                  1,372
   165,300  ARRIS Group, Inc.*                                             1,541
   128,600  Bigband Networks, Inc.*                                          401
    70,970  InterDigital, Inc.*                                            1,937
    21,200  Loral Space & Communications, Inc.*                            1,014
    72,400  Netgear, Inc.*                                                 1,738
   116,550  Oplink Communications, Inc.*                                   1,878
    53,500  SeaChange International, Inc.*                                   479
   146,460  Tekelec*                                                       2,071
                                                                        --------
                                                                          12,431
                                                                        --------
            COMPUTER HARDWARE (0.9%)
   145,196  Cray, Inc.*                                                      967
   164,000  Diebold, Inc.                                                  4,694
                                                                        --------
                                                                           5,661
                                                                        --------
            COMPUTER STORAGE & PERIPHERALS (0.9%)
   214,286  Electronics for Imaging, Inc.*                                 2,282
    97,400  Hypercom Corp.*                                                  422
    43,400  Isilon Systems, Inc.*                                            761
   218,530  Novatel Wireless, Inc.*                                        1,464
   242,100  Quantum Corp.*                                                   388
                                                                        --------
                                                                           5,317
                                                                        --------

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  27

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            DATA PROCESSING & OUTSOURCED SERVICES (1.4%)
    75,120  CSG Systems International, Inc.*                            $  1,417
    85,640  Euronet Worldwide, Inc.*                                       1,345
   142,590  Global Cash Access Holdings, Inc.*                               586
    64,380  Heartland Payment Systems, Inc.                                1,016
    17,930  Online Resources Corp.*                                           73
   105,650  TeleTech Holdings, Inc.*                                       1,468
    43,338  TNS, Inc.*                                                       852
    96,000  VeriFone Holdings, Inc.*                                       2,100
                                                                        --------
                                                                           8,857
                                                                        --------
            ELECTRONIC EQUIPMENT & INSTRUMENTS (1.2%)
    56,800  Coherent, Inc.*                                                2,103
   135,230  MTS Systems Corp.                                              3,912
    92,800  Newport Corp.*                                                 1,181
                                                                        --------
                                                                           7,196
                                                                        --------
            ELECTRONIC MANUFACTURING SERVICES (0.6%)
    31,700  CTS Corp.                                                        296
    52,000  Multi-Fineline Electronix, Inc.*                               1,318
   260,698  Nam Tai Electronics, Inc.*                                     1,134
    26,700  Radisys Corp.*                                                   263
    20,100  Sanmina-SCI Corp.*                                               253
    95,700  Smart Modular Technologies, Inc.*                                518
                                                                        --------
                                                                           3,782
                                                                        --------
            INTERNET SOFTWARE & SERVICES (1.1%)
   167,500  Art Technology Group, Inc.*                                      603
    40,840  Digital River, Inc.*(a)                                        1,074
   176,600  EarthLink, Inc.                                                1,559
    67,590  J2 Global Communications, Inc.*                                1,590
    21,000  TechTarget, Inc.*                                                122
   119,400  United Online, Inc.                                              755
   133,000  ValueClick, Inc.*(a)                                           1,456
                                                                        --------
                                                                           7,159
                                                                        --------
            IT CONSULTING & OTHER SERVICES (1.6%)
    78,775  Acxiom Corp.*                                                  1,208
    27,200  CACI International, Inc. "A"*                                  1,279
    18,200  ManTech International Corp. "A"*                                 722
    91,000  Maximus, Inc.                                                  5,477
    39,000  SRA International, Inc. "A"*                                     867
                                                                        --------
                                                                           9,553
                                                                        --------
            OFFICE ELECTRONICS (0.6%)
   127,600  Zebra Technologies Corp. "A"*                                  3,501
                                                                        --------

================================================================================

28  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            SEMICONDUCTOR EQUIPMENT (1.0%)
   234,600  Amkor Technology, Inc.*(a)                                  $  1,354
    23,800  Cohu, Inc.                                                       373
   170,900  Entegris, Inc.*                                                  788
     8,200  FEI Co.*                                                         160
   222,681  GT Solar International, Inc.*                                  1,443
   215,500  Kulicke & Soffa Industries, Inc.*                              1,448
    50,600  Tessera Technologies, Inc.*                                      859
                                                                        --------
                                                                           6,425
                                                                        --------
            SEMICONDUCTORS (1.6%)
    58,957  Actel Corp.*                                                     864
    87,370  Advanced Analogic Technologies, Inc.*                            279
   199,991  Applied Micro Circuits Corp.*                                  2,392
   110,500  Integrated Device Technology, Inc.*                              642
    44,758  IXYS Corp.*                                                      395
   191,080  Lattice Semiconductor Corp.*                                   1,062
   367,300  RF Micro Devices, Inc.*                                        1,531
    33,180  Semtech Corp.*                                                   577
    22,600  Standard Microsystems Corp.*                                     498
   230,400  TriQuint Semiconductor, Inc.*                                  1,597
                                                                        --------
                                                                           9,837
                                                                        --------
            SYSTEMS SOFTWARE (1.2%)
    28,400  FalconStor Software, Inc.*                                        87
    81,300  Progress Software Corp.*(a)                                    2,431
   159,154  TeleCommunication Systems, Inc. "A"*                             572
   225,600  Websense, Inc.*                                                4,187
                                                                        --------
                                                                           7,277
                                                                        --------
            TECHNOLOGY DISTRIBUTORS (0.6%)
    33,400  Anixter International, Inc.*                                   1,614
   159,300  Brightpoint, Inc.*                                             1,262
    20,090  Richardson Electronics Ltd.                                      192
    32,080  SYNNEX Corp.*                                                    846
                                                                        --------
                                                                           3,914
                                                                        --------
            Total Information Technology                                 106,464
                                                                        --------

            MATERIALS (4.7%)
            ----------------
            ALUMINUM (0.1%)
    62,500  Noranda Aluminum Holding Corp.*                                  495
                                                                        --------
            COMMODITY CHEMICALS (0.0%)
     7,700  Koppers Holdings, Inc.                                           191
                                                                        --------
            FOREST PRODUCTS (0.6%)
    82,700  Deltic Timber Corp.(a)                                         3,786
                                                                        --------


================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  29

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            METAL & GLASS CONTAINERS (0.8%)
   111,400  AptarGroup, Inc.                                            $  4,798
                                                                        --------
            PAPER PACKAGING (0.7%)
   105,020  Boise, Inc.*                                                     629
    66,800  Rock-Tenn Co. "A"                                              3,555
                                                                        --------
                                                                           4,184
                                                                        --------
            PAPER PRODUCTS (0.0%)
     8,100  Neenah Paper, Inc.                                               146
                                                                        --------
            PRECIOUS METALS & MINERALS (0.2%)
    81,600  Coeur d'Alene Mines Corp.*                                     1,243
                                                                        --------
            SPECIALTY CHEMICALS (1.8%)
    57,630  Innophos Holdings, Inc.                                        1,689
    22,400  KMG Chemicals, Inc.(a)                                           340
   158,994  Omnova Solutions, Inc.*                                        1,240
   135,810  PolyOne Corp.*                                                 1,400
   347,900  Zep, Inc.                                                      6,624
                                                                        --------
                                                                          11,293
                                                                        --------
            STEEL (0.5%)
   147,300  General Steel Holdings, Inc.*(a)                                 426
    25,700  Haynes International, Inc.                                       865
    19,500  Metals USA Holdings Corp.*                                       241
    99,500  Worthington Industries, Inc.                                   1,426
                                                                        --------
                                                                           2,958
                                                                        --------
            Total Materials                                               29,094
                                                                        --------
            TELECOMMUNICATION SERVICES (0.7%)
            ---------------------------------
            ALTERNATIVE CARRIERS (0.4%)
    40,900  Cogent Communications Group, Inc.*                               352
   109,120  PAETEC Holding Corp.*                                            429
   187,180  Premiere Global Services, Inc.*                                1,172
   309,500  Vonage Holdings Corp.*                                           758
                                                                        --------
                                                                           2,711
                                                                        --------
            INTEGRATED TELECOMMUNICATION SERVICES (0.1%)
    22,900  Cbeyond, Inc.*                                                   349
                                                                        --------
            WIRELESS TELECOMMUNICATION SERVICES (0.2%)
    16,500  NTELOS Holdings Corp.                                            309
    86,220  USA Mobility, Inc.                                             1,278
                                                                        --------
                                                                           1,587
                                                                        --------
            Total Telecommunication Services                               4,647
                                                                        --------

================================================================================

30  | USAA SMALL CAP STOCK FUND

================================================================================

--------------------------------------------------------------------------------
                                                                          MARKET
NUMBER                                                                     VALUE
OF SHARES   SECURITY                                                       (000)
--------------------------------------------------------------------------------
            UTILITIES (2.9%)
            ----------------
            ELECTRIC UTILITIES (1.4%)
   152,700  UniSource Energy Corp.                                      $  4,929
   167,300  Weststar Energy, Inc.(a)                                       3,995
                                                                        --------
                                                                           8,924
                                                                        --------
            GAS UTILITIES (1.5%)
   115,400  Atmos Energy Corp.                                             3,347
    67,650  New Jersey Resources Corp.                                     2,525
     7,300  South Jersey Industries, Inc.                                    341
    76,600  WGL Holdings, Inc.                                             2,764
                                                                        --------
                                                                           8,977
                                                                        --------
            WATER UTILITIES (0.0%)
    11,392  Consolidated Water Co. Ltd.                                      137
                                                                        --------
            Total Utilities                                               18,038
                                                                        --------
            Total Common Stocks (cost: $527,411)                         602,813
                                                                        --------
            MONEY MARKET INSTRUMENTS (3.0%)
            MONEY MARKET FUNDS (3.0%)
18,418,581  State Street Institutional Liquid Reserve Fund, 0.27%(b)
              (cost: $18,419)                                             18,419
                                                                        --------
            SHORT-TERM INVESTMENTS PURCHASED WITH CASH
            COLLATERAL FROM SECURITIES LOANED (3.6%)
            MONEY MARKET FUNDS (1.3%)
   239,228  Blackrock Liquidity Funds TempFund Portfolio, 0.23%(b)           239
 8,035,802  Fidelity Institutional Money Market Portfolio, 0.29%(b)        8,036
                                                                        --------
            Total Money Market Funds                                       8,275
                                                                        --------

--------------------------------------------------------------------------------
PRINCIPAL
AMOUNT
(000)
--------------------------------------------------------------------------------
            REPURCHASE AGREEMENTS (2.3%)
    $5,250  Credit Suisse First Boston LLC, 0.21%, acquired
              on 7/30/2010 and due 8/02/2010 at $5,250 (collateralized
              by $5,360 of Freddie Mac(c), 0.17%(d), due 10/25/2010;
              market value $5,358)                                         5,250

================================================================================

                                                  PORTFOLIO OF INVESTMENTS |  31

================================================================================

--------------------------------------------------------------------------------
PRINCIPAL                                                                 MARKET
AMOUNT                                                                     VALUE
(000)       SECURITY                                                       (000)
--------------------------------------------------------------------------------
    $9,000  Deutsche Bank Securities, Inc., 0.19%, acquired on
              7/30/2010 and due 8/02/2010 at $9,000 (collateralized
              by $3,264 of Federal Farm Credit Bank(c), 3.88%, due
              10/07/2013; $3,128 of Fannie Mae(c), 5.00%, due
              11/27/2024; and $2,394 of Tennessee Valley Authority(c),
              4.88%, due 01/15/2048; combined market value $9,180)      $  9,000
                                                                        --------
            Total Repurchase Agreements                                   14,250
                                                                        --------
            Total Short-Term Investments Purchased With
              Cash Collateral From Securities Loaned (cost: $22,525)      22,525
                                                                        --------

            TOTAL INVESTMENTS (COST: $568,355)                          $643,757
                                                                        ========

--------------------------------------------------------------------------------------------------------------
($ IN 000s)                                                           VALUATION HIERARCHY
--------------------------------------------------------------------------------------------------------------
                                                      (LEVEL 1)           (LEVEL 2)       (LEVEL 3)
                                                  QUOTED PRICES   OTHER SIGNIFICANT     SIGNIFICANT
                                              IN ACTIVE MARKETS          OBSERVABLE    UNOBSERVABLE
ASSETS                                     FOR IDENTICAL ASSETS              INPUTS          INPUTS      TOTAL
--------------------------------------------------------------------------------------------------------------
Equity Securities:
  Common Stocks                                        $602,813             $     -              $-   $602,813
Money Market Instruments:
  Money Market Funds                                     18,419                   -               -     18,419
Short-Term Investments
  Purchased With Cash Collateral
  From Securities Loaned:
  Money Market Funds                                      8,275                   -               -      8,275
  Repurchase Agreements                                       -              14,250               -     14,250
--------------------------------------------------------------------------------------------------------------
Total                                                  $629,507             $14,250              $-   $643,757
--------------------------------------------------------------------------------------------------------------

For the period of February 1, 2010* through July 31, 2010, there were no significant transfers of securities between levels. The Fund's policy is to recognize transfers into and out of the levels as of the beginning of the period in which the event or circumstance that caused the transfer occurred.

*The accounting standard requiring this disclosure was effective for fiscal years and interim periods beginning after December 15, 2009.

================================================================================

32  | USAA SMALL CAP STOCK FUND

================================================================================

NOTES TO PORTFOLIO OF INVESTMENTS

July 31, 2010

--------------------------------------------------------------------------------

o  GENERAL NOTES

   Market values of securities are determined by procedures and practices discussed in Note 1 to the financial statements.

   The portfolio of investments category percentages shown represent the percentages of the investments to net assets, and, in total, may not equal 100%. A category percentage of 0.0% represents less than 0.1% of net assets.

   ADR American depositary receipts are receipts issued by a U.S. bank evidencing ownership of foreign shares. Dividends are paid in U.S. dollars.

   REIT    Real estate investment trust

o  SPECIFIC NOTES

   (a) The security or a portion thereof was out on loan as of July 31, 2010.

   (b) Rate represents the money market fund annualized seven-day yield at July 31, 2010.

   (c) Securities issued by government-sponsored enterprises are supported only by the right of the government-sponsored enterprise to borrow from the U.S. Treasury, the discretionary authority of the U.S. government to purchase the government-sponsored enterprises' obligations, or by the credit of the issuing agency, instrumentality, or corporation, and are neither issued nor guaranteed by the U.S. Treasury.

================================================================================

                                         NOTES TO PORTFOLIO OF INVESTMENTS |  33

================================================================================

   (d) Zero-coupon security. Rate represents the effective yield at the date of purchase.

     * Non-income-producing security.

See accompanying notes to financial statements.

================================================================================

34  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENT OF ASSETS AND LIABILITIES
(IN THOUSANDS)

July 31, 2010

--------------------------------------------------------------------------------

ASSETS
  Investments in securities, at market value (Including
       securities on loan of $21,800) (cost of $568,355)                       $ 643,757
  Receivables:
       Capital shares sold                                                           365
       Dividends and interest                                                        233
       Securities sold                                                               230
       Other                                                                          38
                                                                               ---------
           Total assets                                                          644,623
                                                                               ---------
LIABILITIES
  Payables:
       Upon return of securities loaned                                           22,525
       Securities purchased                                                          278
       Capital shares redeemed                                                       206
  Accrued management fees                                                            366
  Accrued transfer agent's fees                                                      101
  Other accrued expenses and payables                                                102
                                                                               ---------
           Total liabilities                                                      23,578
                                                                               ---------
                Net assets applicable to capital shares outstanding            $ 621,045
                                                                               =========
NET ASSETS CONSIST OF:
  Paid-in capital                                                              $ 659,809
  Accumulated undistributed net investment income                                    139
  Accumulated net realized loss on investments                                  (114,305)
  Net unrealized appreciation of investments                                      75,402
                                                                               ---------
                Net assets applicable to capital shares outstanding            $ 621,045
                                                                               =========
  Net asset value, redemption price, and offering price per share:
       Fund Shares (net assets of $542,547/47,546 shares outstanding)          $   11.41
                                                                               =========
       Institutional Shares (net assets of $78,498/6,848 shares outstanding)   $   11.46
                                                                               =========

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  35

================================================================================

STATEMENT OF OPERATIONS
(IN THOUSANDS)

Year ended July 31, 2010

--------------------------------------------------------------------------------

INVESTMENT INCOME
   Dividends                                                           $ 6,795
   Interest                                                                 31
   Securities lending (net)                                                572
                                                                       -------
       Total income                                                      7,398
                                                                       -------
EXPENSES
   Management fees                                                       4,092
   Administration and servicing fees:
       Fund Shares                                                         767
       Institutional Shares                                                 30
   Transfer agent's fees:
       Fund Shares                                                       1,951
       Institutional Shares                                                 30
   Custody and accounting fees:
       Fund Shares                                                         123
       Institutional Shares                                                 14
   Postage:
       Fund Shares                                                          75
   Shareholder reporting fees:
       Fund Shares                                                          46
   Trustees' fees                                                           10
   Registration fees:
       Fund Shares                                                          34
       Institutional Shares                                                  1
   Professional fees                                                        89
   Other                                                                    14
                                                                       -------
           Total expenses                                                7,276
   Expenses paid indirectly                                                 (2)
   Transfer agent's fees reimbursed (Note 7E):
       Fund Shares                                                         (47)
                                                                       -------
           Net expenses                                                  7,227
                                                                       -------
NET INVESTMENT INCOME                                                      171
                                                                       -------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
   Net realized gain                                                    40,599
   Change in net unrealized appreciation/depreciation                   58,269
                                                                       -------
           Net realized and unrealized gain                             98,868
                                                                       -------
   Increase in net assets resulting from operations                    $99,039
                                                                       =======

See accompanying notes to financial statements.

================================================================================

36  | USAA SMALL CAP STOCK FUND

================================================================================

STATEMENTS OF CHANGES IN NET ASSETS
(IN THOUSANDS)

Years ended July 31,

--------------------------------------------------------------------------------

                                                                              2010         2009
-----------------------------------------------------------------------------------------------
FROM OPERATIONS
   Net investment income                                                  $    171    $     173
   Net realized gain (loss) on investments                                  40,599     (107,569)
   Net realized loss on foreign currency transactions                            -           (1)
   Change in net unrealized appreciation/depreciation
        of investments                                                      58,269       10,975
                                                                          ---------------------
        Increase (decrease) in net assets resulting from operations         99,039      (96,422)
                                                                          ---------------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
   Net investment income:
        Fund Shares                                                              -         (273)
        Institutional Shares*                                                    -          (30)
                                                                          ---------------------
             Total distributions of net investment income                        -         (303)
                                                                          ---------------------
   Return of Capital:
        Fund Shares                                                              -         (149)
        Institutional Shares*                                                    -          (28)
                                                                          ---------------------
             Total distributional of return of capital                           -         (177)
                                                                          ---------------------
        Distributions to shareholders                                            -         (480)
                                                                          ---------------------
NET INCREASE IN NET ASSETS FROM CAPITAL
SHARE TRANSACTIONS (NOTE 6)
   Fund Shares                                                             (11,809)      44,615
   Institutional Shares*                                                    24,080       40,424
                                                                          ---------------------
        Total net increase in net assets from
             capital share transactions                                     12,271       85,039
                                                                          ---------------------
   Capital contribution from USAA Transfer Agency
        Company:
        Institutional Shares*                                                    -           10
                                                                          ---------------------
   Net increase (decrease) in net assets                                   111,310      (11,853)

NET ASSETS
   Beginning of year                                                       509,735      521,588
                                                                          ---------------------
   End of year                                                            $621,045    $ 509,735
                                                                          =====================
Accumulated undistributed (overdistribution of)
   net investment income:
   End of year                                                            $    139    $     (32)
                                                                          =====================

*Institutional Shares were initiated on August 1, 2008.

See accompanying notes to financial statements.

================================================================================

                                                      FINANCIAL STATEMENTS |  37

================================================================================

NOTES TO FINANCIAL STATEMENTS

July 31, 2010

--------------------------------------------------------------------------------

(1) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

USAA MUTUAL FUNDS TRUST (the Trust), registered under the Investment Company Act of 1940 (the 1940 Act), as amended, is an open-end management investment company organized as a Delaware statutory trust consisting of 46 separate funds. The information presented in this annual report pertains only to the USAA Small Cap Stock Fund (the Fund), which is classified as diversified under the 1940 Act. The Fund's investment objective is long-term growth of capital.

The Fund has two classes of shares: Small Cap Stock Fund Shares (Fund Shares) and Small Cap Stock Fund Institutional Shares (Institutional Shares). Each class of shares has equal rights to assets and earnings, except that each class bears certain class-related expenses specific to the particular class. These expenses include administration and servicing fees, transfer agent fees, postage, shareholder reporting fees, and certain registration and custodian fees. Expenses not attributable to a specific class, income, and realized gains or losses on investments are allocated to each class of shares based on each class's relative net assets. Each class has exclusive voting rights on matters related solely to that class and separate voting rights on matters that relate to both classes. The Institutional Shares are currently offered for sale only to the USAA Target Retirement Funds (Target Funds) and not to the general public. The Target Funds are managed by USAA Investment Management Company (the Manager), an affiliate of the Fund.

A. SECURITY VALUATION -- The value of each security is determined (as of the close of trading on the New York Stock Exchange (NYSE) on each business day the NYSE is open) as set forth below:

    1. Equity securities, including exchange-traded funds (ETFs), except as otherwise noted, traded primarily on a domestic securities

================================================================================

38  | USAA SMALL CAP STOCK FUND

================================================================================

        exchange or the Nasdaq over-the-counter markets, are valued at the last sales price or official closing price on the exchange or primary market on which they trade. Equity securities traded primarily on foreign securities exchanges or markets are valued at the last quoted sales price, or the most recently determined official closing price calculated according to local market convention, available at the time the Fund is valued. If no last sale or official closing price is reported or available, the average of the bid and asked prices is generally used.

    2. Equity securities trading in various foreign markets may take place on days when the NYSE is closed. Further, when the NYSE is open, the foreign markets may be closed. Therefore, the calculation of the Fund's net asset value (NAV) may not take place at the same time the prices of certain foreign securities held by the Fund are determined. In most cases, events affecting the values of foreign securities that occur between the time of their last quoted sales or official closing prices and the close of normal trading on the NYSE on a day the Fund's NAV is calculated will not be reflected in the value of the Fund's foreign securities. However, USAA Investment Management Company (the Manager), an affiliate of the Fund, and the Fund's subadvisers, if applicable, will monitor for events that would materially affect the value of the Fund's foreign securities. The Fund's subadvisers have agreed to notify the Manager of significant events they identify that would materially affect the value of the Fund's foreign securities. If the Manager determines that a particular event would materially affect the value of the Fund's foreign securities, then the Manager, under valuation procedures approved by the Trust's Board of Trustees, will consider such available information that it deems relevant to determine a fair value for the affected foreign securities. In addition, the Fund may use information from an external vendor or other sources to adjust the foreign market closing prices of foreign equity securities to reflect what the Fund believes to be the fair value of the securities as of the close of the NYSE. Fair valuation of affected foreign equity securities may occur frequently

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  39

================================================================================

        based on an assessment that events that occur on a fairly regular basis (such as U.S. market movements) are significant.

    3. Investments in open-end investment companies, hedge, or other funds, other than ETFs, are valued at their NAV at the end of each business day.

    4. Debt securities purchased with original or remaining maturities of 60 days or less may be valued at amortized cost, which approximates market value.

    5. Repurchase agreements are valued at cost, which approximates market value.

    6. Securities for which market quotations are not readily available or are considered unreliable, or whose values have been materially affected by events occurring after the close of their primary markets but before the pricing of the Fund, are valued in good faith at fair value, using methods determined by the Manager in consultation with the Fund's subadvisers, if applicable, under valuation procedures approved by the Trust's Board of Trustees. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded and the actual price realized from the sale of a security may differ materially from the fair value price. Valuing these securities at fair value is intended to cause the Fund's NAV to be more reliable than it otherwise would be.

        Fair value methods used by the Manager include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors considered in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the securities are purchased and sold.

B. FAIR VALUE MEASUREMENTS -- Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an

================================================================================

40  | USAA SMALL CAP STOCK FUND

================================================================================

    orderly transaction between market participants at the measurement date. The three-level valuation hierarchy disclosed in the portfolio of investments is based upon the transparency of inputs to the valuation of an asset or liability as of the measurement date. The three levels are defined as follows:

    Level 1 -- inputs to the valuation methodology are quoted prices (unadjusted) in active markets for identical securities.

    Level 2 -- inputs to the valuation methodology are other significant observable inputs, including quoted prices for similar securities, inputs that are observable for the securities, either directly or indirectly, and market-corroborated inputs such as market indices. Level 2 securities include those valued at cost as discussed in Note 1A.

    Level 3 -- inputs to the valuation methodology are unobservable and significant to the fair value measurement, including the Manager's own assumptions in determining the fair value.

    The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

C. FEDERAL TAXES -- The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Therefore, no federal income tax provision is required.

D. INVESTMENTS IN SECURITIES -- Security transactions are accounted for on the date the securities are purchased or sold (trade date). Gains or losses from sales of investment securities are computed on the identified cost basis. Dividend income, less foreign taxes, if any, is recorded on the ex-dividend date. If the ex-dividend date has passed, certain dividends from foreign securities are recorded upon notification. Interest income is recorded daily on the accrual basis. Discounts and premiums on short-term securities are amortized on a straight-line basis over the life of the respective securities.

E. REPURCHASE AGREEMENTS -- The Fund may enter into repurchase agreements with commercial banks or recognized security dealers.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  41

================================================================================

    These agreements are collateralized by underlying securities. The collateral obligations are marked-to-market daily to ensure their value is equal to or in excess of the repurchase agreement price plus accrued interest and are held by the Fund, either through its regular custodian or through a special "tri-party" custodian that maintains separate accounts for both the Fund and its counterparty, until maturity of the repurchase agreement. Repurchase agreements are subject to credit risk, and the Fund's Manager monitors the creditworthiness of sellers with which the Fund may enter into repurchase agreements.

F. FOREIGN CURRENCY TRANSLATIONS -- The Fund's assets may be invested in the securities of foreign issuers and may be traded in foreign currency. Since the Fund's accounting records are maintained in U.S. dollars, foreign currency amounts are translated into U.S. dollars on the following bases:

    1. Purchases and sales of securities, income, and expenses at the exchange rate obtained from an independent pricing service on the respective dates of such transactions.

    2. Market value of securities, other assets, and liabilities at the exchange rate obtained from an independent pricing service on a daily basis.

    The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

    Separately, net realized foreign currency gains/losses may arise from sales of foreign currency, currency gains/losses realized between the trade and settlement dates on security transactions, and from the difference between amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts received. At the end of the Fund's fiscal year, these net realized foreign currency gains/losses are reclassified from accumulated net realized gain/loss to accumulated undistributed net investment income on the statement of assets and liabilities as

================================================================================

42  | USAA SMALL CAP STOCK FUND

================================================================================

    such amounts are treated as ordinary income/loss for tax purposes. Net unrealized foreign currency exchange gains/losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rate.

G. EXPENSES PAID INDIRECTLY -- A portion of the brokerage commissions that the Fund pays may be recaptured as a credit that is tracked and used by the custodian to directly reduce expenses paid by the Fund. In addition, through arrangements with the Fund's custodian and other banks utilized by the Fund for cash management purposes, realized credits, if any, generated from cash balances in the Fund's bank accounts may be used to directly reduce the Fund's expenses. For the year ended July 31, 2010, brokerage commission recapture credits and custodian and other bank credits reduced the Fund's expenses by $2,000 and less than $500, respectively.

H. INDEMNIFICATIONS -- Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Trust's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust expects the risk of loss to be remote.

I. USE OF ESTIMATES -- The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that may affect the reported amounts in the financial statements.

(2) LINE OF CREDIT

The Fund participates in a joint, short-term, revolving, committed loan agreement of $750 million with USAA Capital Corporation (CAPCO), an affiliate of the Manager. The purpose of the agreement is to meet temporary or emergency cash needs, including redemption requests that might otherwise require the untimely disposition of securities. Subject to availability, the Fund may borrow from CAPCO an amount up

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  43

================================================================================

to 5% of the Fund's total assets at a rate per annum equal to the rate at which CAPCO obtains funding in the capital markets, with no markup.

The USAA funds that are party to the loan agreement are assessed facility fees by CAPCO based on the funds' assessed proportionate share of CAPCO's operating expenses related to obtaining and maintaining CAPCO's funding programs in total (in no event to exceed 0.13% annually of the amount of the committed loan agreement). Prior to September 25, 2009, the maximum annual facility fee was 0.07% of the amount of the committed loan agreement. The facility fees are allocated among the funds based on their respective average net assets for the period.

For the year ended July 31, 2010, the Fund paid CAPCO facility fees of $2,000, which represents 1.3% of the total fees paid to CAPCO by the USAA funds. The Fund had no borrowings under this agreement during the year ended July 31, 2010.

(3) DISTRIBUTIONS

The character of any distributions made during the year from net investment income or net realized gains is determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. Also, due to the timing of distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

The tax character of distributions paid during the years ended July 31, 2010, and 2009, was as follows:

                                                     2010                2009
                                                  ------------------------------
Ordinary income*                                      $-               $303,000

*Includes distribution of short-term realized capital gains, if any, which are taxable as ordinary income.

As of July 31, 2010, the components of net assets representing distributable earnings on a tax basis were as follows:

Undistributed ordinary income                                      $     162,000
Accumulated capital and other losses                                (110,309,000)
Unrealized appreciation of investments                                71,383,000

================================================================================

44  | USAA SMALL CAP STOCK FUND

================================================================================

The difference between book-basis and tax-basis unrealized appreciation of investments is attributable to the tax deferral of losses on wash sales and passive foreign investment corporations gains and losses.

Distributions of net investment income and realized gains from security transactions not offset by capital losses are made annually in the succeeding fiscal year or as otherwise required to avoid the payment of federal taxes. At July 31, 2010, the Fund had capital loss carryovers of $110,309,000, for federal income tax purposes, which if not offset by subsequent capital gains, will expire between 2016 and 2018, as shown below. It is unlikely that the Trust's Board of Trustees will authorize a distribution of capital gains realized in the future until the capital loss carryovers have been used or expire.

       CAPITAL LOSS CARRYOVERS
--------------------------------------
EXPIRES                      BALANCE
-------                   ------------
2016                      $  5,400,000
2017                        68,280,000
2018                        36,629,000
                          ------------
                Total     $110,309,000
                          ============

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the statement of operations if the tax positions were deemed to not meet the more-likely-than-not threshold. For the year ended July 31, 2010, the Fund did not incur any income tax, interest, or penalties. As of July 31, 2010, the Manager has reviewed all open tax years and concluded that there was no impact to the Fund's net assets or results of operations. Tax years ended July 31, 2010, and each of the three preceding fiscal years, remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Manager will monitor its tax positions to determine if adjustments to this conclusion are necessary.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  45

================================================================================

(4) INVESTMENT TRANSACTIONS

Cost of purchases and proceeds from sales/maturities of securities, excluding short-term securities, for the year ended July 31, 2010, were $214,758,000 and $198,003,000, respectively.

As of July 31, 2010, the cost of securities, including short-term securities, for federal income tax purposes, was $572,374,000.

Gross unrealized appreciation and depreciation of investments as of July 31, 2010, for federal income tax purposes, were $106,871,000 and $35,488,000, respectively, resulting in net unrealized appreciation of $71,383,000.

(5) LENDING OF PORTFOLIO SECURITIES

The Fund, through its third-party securities-lending agent, Wachovia Global Securities Lending (Wachovia), may lend its securities to qualified financial institutions, such as certain broker-dealers, to earn additional income. The borrowers are required to secure their loans continuously with cash collateral in an amount at least equal to the fair value of the securities loaned, initially in an amount at least equal to 102% of the fair value of domestic securities loaned and 105% of the fair value of international securities loaned. Cash collateral is invested in high-quality short-term investments. Cash collateral requirements are determined daily based on the prior business day's ending value of securities loaned. Imbalances in cash collateral may occur on days where market volatility causes security prices to change significantly, and are adjusted the next business day. The Fund and Wachovia retain 80% and 20%, respectively, of the income earned from the investment of cash received as collateral, net of any expenses associated with the lending transaction. Wachovia receives no other fees from the Fund for its services as securities-lending agent. Risks to the Fund in securities-lending transactions are that the borrower may not provide additional collateral when required or return the securities when due, and that the value of the short-term investments will be less than the amount of cash collateral required to be returned to the borrower. Wachovia Bank, N.A., parent company of Wachovia, has agreed to indemnify the Fund against any losses due to counterparty default in securities-lending transactions. For the year ended July 31, 2010,

================================================================================

46  | USAA SMALL CAP STOCK FUND

================================================================================

the Fund received securities-lending income of $572,000, which is net of the 20% income retained by Wachovia. As of July 31, 2010, the Fund loaned securities having a fair market value of approximately $21,800,000 and received cash collateral of $22,525,000 for the loans, which was invested in short-term investments, as noted in the Fund's portfolio of investments.

(6) CAPITAL SHARE TRANSACTIONS

At July 31, 2010, there were an unlimited number of shares of capital stock at no par value authorized for the Fund.

Capital share transactions for the Institutional Shares resulted from purchases and sales by the affiliated Target Funds. Capital share transactions were as follows, in thousands:

                                       YEAR ENDED             YEAR ENDED
                                        7/31/2010              7/31/2009
-----------------------------------------------------------------------------
                                   SHARES     AMOUNT      SHARES      AMOUNT
                                  -------------------------------------------
FUND SHARES:
Shares sold                        12,625    $ 139,409    15,868     $132,281
Shares issued from
 reinvested dividends                   -            -        52          418
Shares redeemed                   (14,035)    (151,218)  (10,180)     (88,084)
                                  -------------------------------------------
Net increase (decrease) from
 capital share transactions        (1,410)   $ (11,809)    5,740     $ 44,615
                                  ===========================================
INSTITUTIONAL SHARES
 (INITIATED ON AUGUST 1, 2008):
Shares sold                         5,213    $  57,621     5,127     $ 43,583
Shares issued from
 reinvested dividends                   -            -         7           58
Shares redeemed                    (3,101)     (33,541)     (398)      (3,217)
                                  -------------------------------------------
Net increase from capital
 share transactions                 2,112    $  24,080     4,736     $ 40,424
                                  ===========================================

(7) TRANSACTIONS WITH MANAGER

A. MANAGEMENT FEES -- The Manager provides investment management services to the Fund pursuant to an Advisory Agreement. Under this agreement, the Manager is responsible for managing the business

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  47

================================================================================

    and affairs of the Fund, subject to the authority of and supervision by the Trust's Board of Trustees. The Manager is authorized to select (with approval of the Trust's Board of Trustees and without shareholder approval) one or more subadvisers to manage the actual day-to-day investment of the Fund's assets. The Manager monitors each subadviser's performance through quantitative and qualitative analysis, and periodically recommends to the Trust's Board of Trustees as to whether each subadviser's agreement should be renewed, terminated, or modified. The Manager also is responsible for allocating assets to the subadvisers. The allocation for each subadviser can range from 0% to 100% of the Fund's assets, and the Manager can change the allocations without shareholder approval.

    The investment management fee for the Fund is composed of a base fee and a performance adjustment. The Fund's base fee is accrued daily and paid monthly at an annualized rate of 0.75% of the Fund's average net assets for the fiscal year.

    The performance adjustment is calculated separately for each share class on a monthly basis by comparing each class's performance to that of the Lipper Small-Cap Core Funds Index over the performance period. The Lipper Small-Cap Core Funds Index tracks the total return performance of the 30 largest funds in the Lipper Small-Cap Core Funds category. The performance period for each class consists of the current month plus the previous 35 months. The performance adjustment for the Institutional Shares includes the performance of the Fund Shares for periods prior to August 1, 2008. The following table is utilized to determine the extent of the performance adjustment:

OVER/UNDER PERFORMANCE                ANNUAL ADJUSTMENT RATE
RELATIVE TO INDEX(1)                  AS A % OF THE FUND'S AVERAGE NET ASSETS(1)
--------------------------------------------------------------------------------
+/- 1.00% to 4.00%                    +/- 0.04%
+/- 4.01% to 7.00%                    +/- 0.05%
+/- 7.01% and greater                 +/- 0.06%

    (1) Based on the difference between average annual performance of the Fund and its relevant index, rounded to the nearest 0.01%. Average net assets are calculated over a rolling 36-month period.

================================================================================

48  | USAA SMALL CAP STOCK FUND

================================================================================

    Each class's annual performance adjustment rate is multiplied by the average net assets of each respective class over the entire performance period, which is then multiplied by a fraction, the numerator of which is the number of days in the month and the denominator of which is 365 (366 in leap years). The resulting amount is the performance adjustment; a positive adjustment in the case of overperformance, or a negative adjustment in the case of underperformance.

    Under the performance fee arrangement, each class will pay a positive performance fee adjustment for a performance period whenever the class outperforms the Lipper Small-Cap Core Funds Index over that period, even if the class had overall negative returns during the performance period.

    For the year ended July 31, 2010, the Fund incurred total management fees, paid or payable to the Manager, of $4,092,000, which included a performance adjustment for the Fund Shares and Institutional Shares of $(187,000) and $(5,000), respectively. For the Fund Shares and Institutional Shares, the performance adjustments were (0.04)% and (0.01)%, respectively.

B. SUBADVISORY ARRANGEMENTS -- The Manager has entered into investment subadvisory agreements with Batterymarch Financial Management, Inc. (Batterymarch) and Wellington Management Company, LLP (Wellington Management), under which Batterymarch and Wellington Management direct the investment and reinvestment of portions of the Fund's assets (as allocated from time to time by the Manager). The Manager (not the Fund) pays Batterymarch a subadvisory fee in the annual amount of 0.50% of the Fund's average daily net assets that Batterymarch manages, and pays Wellington Management a subadvisory fee in the annual amount of 0.70% of the Fund's average daily net assets that Wellington Management manages. For the year ended July 31, 2010, the Manager incurred subadvisory fees, paid or payable to Batterymarch and Wellington Management, of $1,403,000 and $2,033,000, respectively.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  49

================================================================================

C. ADMINISTRATION AND SERVICING FEES -- The Manager provides certain administration and shareholder servicing functions for the Fund. For such services, the Manager receives a fee accrued daily and paid monthly at an annualized rate of 0.15% and 0.05% of average net assets of the Fund Shares and Institutional Shares, respectively. For the year ended July 31, 2010, the Fund Shares and Institutional Shares incurred administration and servicing fees, paid or payable to the Manager, of $767,000 and $30,000, respectively.

    In addition to the services provided under its Administration and Servicing Agreement with the Fund, the Manager also provides certain compliance and legal services for the benefit of the Fund. The Trust's Board of Trustees has approved the reimbursement of a portion of these expenses incurred by the Manager. For the year ended July 31, 2010, the Fund reimbursed the Manager $22,000 for these compliance and legal services. These expenses are included in the professional fees on the Fund's statement of operations.

D. EXPENSE LIMITATION -- The Manager has agreed, through December 1, 2010, to limit the annual expenses of the Fund Shares and the Institutional shares to 1.40% and 0.91%, respectively, of their average annual net assets, excluding extraordinary expenses and before reductions of any expenses paid indirectly, and will reimburse the Fund Shares and Institutional Shares for all expenses in excess of those amounts. This expense limitation arrangement may not be changed or terminated through December 1, 2010, without approval of the Trust's Board of Trustees, and may be changed or terminated by the Manager at any time after that date. For the year ended July 31, 2010, the Fund did not incur reimbursable expenses from the Manager for the Fund Shares or the Institutional Shares.

E. TRANSFER AGENT'S FEES -- USAA Transfer Agency Company, d/b/a USAA Shareholder Account Services (SAS), an affiliate of the Manager, provides transfer agent services to the Fund. Transfer agent's fees for Fund Shares are paid monthly based on an annual charge of $23 per shareholder account plus out-of-pocket expenses. The Fund Shares also pay SAS fees that are related to the administration and

================================================================================

50  | USAA SMALL CAP STOCK FUND

================================================================================

    servicing of accounts that are traded on an omnibus basis. Transfer agent's fees for Institutional Shares are paid monthly based on a fee accrued daily at an annualized rate of 0.05% of the Institutional Shares' average net assets, plus out-of-pocket expenses. For the year ended July 31, 2010, the Fund Shares and Institutional Shares incurred transfer agent's fees, paid or payable to SAS, of $1,951,000 and $30,000, respectively.

    During the year ended July 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts.

F. UNDERWRITING SERVICES -- The Manager provides exclusive underwriting and distribution of the Fund's shares on a continuing best-efforts basis. The Manager receives no commissions or fees for this service.

(8) TRANSACTIONS WITH AFFILIATES

The Fund is one of 13 USAA mutual funds in which the affiliated Target Funds may invest. The Target Funds do not invest in the Fund for the purpose of exercising management or control. As of July 31, 2010, the Target Funds owned the following percent of the total outstanding shares of the Fund:

                                                                 OWNERSHIP %
----------------------------------------------------------------------------
USAA Target Retirement Income Fund                                   0.7%
USAA Target Retirement 2020 Fund                                     1.7
USAA Target Retirement 2030 Fund                                     3.6
USAA Target Retirement 2040 Fund                                     4.5
USAA Target Retirement 2050 Fund                                     2.1

Certain trustees and officers of the Fund are also directors, officers, and/or employees of the Manager. None of the affiliated trustees or Fund officers received any compensation from the Fund.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  51

================================================================================

(9) FINANCIAL HIGHLIGHTS -- FUND SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                                   YEAR ENDED JULY 31,
                                      --------------------------------------------------------------------
                                          2010           2009           2008           2007           2006
                                      --------------------------------------------------------------------
Net asset value at
 beginning of period                  $   9.49       $  12.07       $  15.29       $  13.99       $  14.80
Income (loss) from
 investment operations:
 Net investment income (loss)             (.00)(a)       (.00)(a)        .00(a)         .04            .00(a)
 Net realized and
   unrealized gain (loss)                 1.92          (2.57)         (1.72)          2.17            .26
                                      --------------------------------------------------------------------
Total from investment
 operations                               1.92          (2.57)         (1.72)          2.21            .26
                                      --------------------------------------------------------------------
Less distributions from:
 Net investment income                       -           (.01)          (.01)          (.02)             -
 Realized capital gains                      -              -          (1.49)          (.89)         (1.07)
 Return of capital                           -           (.00)(a)          -              -              -
                                      --------------------------------------------------------------------
Total distributions                          -           (.01)         (1.50)          (.91)         (1.07)
                                      --------------------------------------------------------------------
Net asset value at
 end of period                        $  11.41       $   9.49       $  12.07       $  15.29       $  13.99
                                      ====================================================================
Total return (%)*                        20.23(d)      (21.28)        (12.16)         16.05(b)        1.90
Net assets at
 end of period (000)                  $542,547       $464,755       $521,588       $514,204       $375,167
Ratios to average net assets:**
 Expenses (%)(c)                          1.32(d)        1.40           1.31           1.32(b)        1.30
 Expenses, excluding
   reimbursements (%)(c)                  1.32(d)        1.43           1.31           1.32(b)        1.30
 Net investment
   income (loss) (%)                      (.01)           .02            .03            .25            .11
Portfolio turnover (%)                      36             70             84            110             66

  * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return.
 ** For the year ended July 31, 2010, average net assets were $510,939,000.
(a) Represents less than $0.01 per share.
(b) For the year ended July 31, 2007, SAS voluntarily reimbursed the Fund Shares for a portion of the transfer agent's fees incurred. The reimbursement had no effect on the Fund Shares' total return or ratio of expenses to average net assets.
(c) Reflects total operating expenses of the Fund Shares before reductions of any expenses paid indirectly.
    The Fund Shares' expenses paid indirectly decreased the expense ratios as follows:
                                          (.00%)(+)      (.00%)(+)      (.00%)(+)      (.01%)         (.01%)
    (+) Represents less than 0.01% of average net assets.
(d) During the year ended July 31, 2010, SAS reimbursed the Fund Shares $47,000 for corrections in fees paid for the administration and servicing of certain accounts. The effect of this reimbursement on the Fund Shares' total return was less than 0.01%. The reimbursement decreased the Fund Shares' expense ratios by 0.01%. This decrease is excluded from the expense ratios in the Financial Highlights table.

================================================================================

52  | USAA SMALL CAP STOCK FUND

================================================================================

(9) FINANCIAL HIGHLIGHTS (CONTINUED) -- INSTITUTIONAL SHARES

Per share operating performance for a share outstanding throughout each period is as follows:

                                                  YEAR ENDED          PERIOD ENDED
                                                    JULY 31,             JULY 31,
                                                     2010                2009***
                                                  --------------------------------
Net asset value at beginning of period            $  9.50                $ 12.10
                                                  --------------------------------
Income (loss) from investment operations:
 Net investment income                                .03                    .03(a)
 Net realized and unrealized gain (loss)             1.93                  (2.60)(a)
                                                  --------------------------------
Total from investment operations                     1.96                  (2.57)(a)
                                                  --------------------------------
Less distributions from:
 Net investment income                                  -                   (.02)
 Return of capital                                      -                   (.01)
                                                  --------------------------------
Total distributions                                     -                   (.03)
                                                  --------------------------------
Net asset value at end of period                  $ 11.46                $  9.50
                                                  ================================
Total return (%)*                                   20.63                 (21.18)
Net assets at end of period (000)                 $78,498                $44,980
Ratios to average net assets:**
 Expenses (%)(b)                                      .89                    .90(c)
 Net investment income (%)                            .38                    .40(c)
Portfolio turnover (%)                                 36                     70

 * Assumes reinvestment of all net investment income and realized capital gain distributions, if any, during the period. Includes adjustments in accordance with U.S. generally accepted accounting principles and could differ from the Lipper reported return. Total returns for periods of less than one year are not annualized.
 ** For the year ended July 31, 2010, average net assets were $60,046,000.
*** Institutional Shares were initiated on August 1, 2008.
(a) Calculated using average shares.
(b) Reflects total operating expenses of the Institutional Shares before reductions of any expenses paid indirectly. The Institutional Shares' expenses paid indirectly decreased the expense ratios by less than 0.01%.
(c) Annualized. The ratio is not necessarily indicative of 12 months of operations.

================================================================================

                                             NOTES TO FINANCIAL STATEMENTS |  53

================================================================================

EXPENSE EXAMPLE

July 31, 2010 (unaudited)

--------------------------------------------------------------------------------

EXAMPLE

As a shareholder of the Fund, you incur two types of costs: direct costs, such as wire fees, redemption fees, and low balance fees; and indirect costs, including management fees, transfer agency fees, and other Fund operating expenses. This example is intended to help you understand your indirect costs, also referred to as "ongoing costs" (in dollars), of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period of February 1, 2010, through July 31, 2010.

ACTUAL EXPENSES

The first line of the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested at the beginning of the period, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The line labeled "hypothetical" under each share class in the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratios for each class and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses

================================================================================

54  | USAA SMALL CAP STOCK FUND

================================================================================

you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any direct costs, such as wire fees, redemption fees, or low balance fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these direct costs were included, your costs would have been higher.

                                                                                EXPENSES PAID
                                         BEGINNING            ENDING            DURING PERIOD*
                                       ACCOUNT VALUE       ACCOUNT VALUE      FEBRUARY 1, 2010 -
                                     FEBRUARY 1, 2010      JULY 31, 2010        JULY 31, 2010
                                     -----------------------------------------------------------
FUND SHARES
Actual                                  $1,000.00            $1,078.40               $6.65

Hypothetical
 (5% return before expenses)             1,000.00             1,018.40                6.46

INSTITUTIONAL SHARES
Actual                                   1,000.00             1,080.10                4.54

Hypothetical
 (5% return before expenses)             1,000.00             1,020.43                4.41

* Expenses are equal to the annualized expense ratio of 1.29% for Fund Shares and 0.88% for Institutional Shares, which are net of any reimbursements and expenses paid indirectly, multiplied by the average account value over the period, multiplied by 181 days/365 days (to reflect the one-half-year period). The Fund's actual ending account values are based on its actual total returns of 7.84% for Fund Shares and 8.01% for Institutional Shares for the six-month period of February 1, 2010, through July 31, 2010.

================================================================================

                                                           EXPENSE EXAMPLE |  55

================================================================================

ADVISORY AGREEMENTS

July 31, 2010

--------------------------------------------------------------------------------

At a meeting of the Board of Trustees (the Board) held on April 9, 2010, the Board, including the Trustees who are not "interested persons" of the Trust (the Independent Trustees), approved the continuance of the Advisory Agreement between the Trust and the Manager and the Subadvisory Agreements with respect to the Fund.

In advance of the meeting, the Trustees received and considered a variety of information relating to the Advisory Agreement and Subadvisory Agreements and the Manager and each Subadviser, and were given the opportunity to ask questions and request additional information from management. The information provided to the Board included, among other things: (i) a separate report prepared by an independent third party, which provided a statistical analysis comparing the Fund's investment performance, expenses, and fees to comparable investment companies; (ii) information concerning the services rendered to the Fund, as well as information regarding the Manager's revenues and costs of providing services to the Fund and compensation paid to affiliates of the Manager; and
(iii) information about the Manager's and each Subadviser's operations and personnel. Prior to voting, the Independent Trustees reviewed the proposed continuance of the Advisory Agreement and the Subadvisory Agreements with management and with experienced independent counsel and received materials from such counsel discussing the legal standards for their consideration of the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund. The Independent Trustees also reviewed the proposed continuation of the Advisory Agreement and the Subadvisory Agreements with respect to the Fund in private sessions with their counsel at which no representatives of management were present.

At each regularly scheduled meeting of the Board and its committees, the Board receives and reviews, among other things, information concerning

================================================================================

56  | USAA SMALL CAP STOCK FUND

================================================================================

the Fund's performance and related services provided by the Manager and by each Subadviser. At the meeting at which the renewal of the Advisory Agreement and Subadvisory Agreements is considered, particular focus is given to information concerning Fund performance, comparability of fees and total expenses, and profitability. However, the Board noted that the evaluation process with respect to the Manager and the Subadvisers is an ongoing one. In this regard, the Board's and its committees' consideration of the Advisory Agreement and Subadvisory Agreements included information previously received at such meetings.

ADVISORY AGREEMENT

After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve the Advisory Agreement. In approving the Advisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES -- In considering the nature, extent, and quality of the services provided by the Manager under the Advisory Agreement, the Board reviewed information provided by the Manager relating to its operations and personnel. The Board also took into account its familiarity with the Manager's management through Board meetings, discussions, and reports during the preceding year. The Board considered the fees paid to the Manager and the services provided to the Fund by the Manager under the Advisory Agreement, as well as other services provided by the Manager and its affiliates under other agreements, and the personnel who provide these services. In addition to the investment advisory services provided to the Fund, the Manager and its affiliates provide administrative services, stockholder services, oversight of Fund accounting, marketing services, assistance in meeting legal and regulatory requirements, and other services necessary for the operation of the Fund and the Trust.

The Board considered the Manager's management style and the performance of its duties under the Advisory Agreement. The Board considered the level and depth of knowledge of the Manager, including

================================================================================

                                                       ADVISORY AGREEMENTS |  57

================================================================================

the professional experience and qualifications of its senior personnel, as well as current staffing levels. The Board discussed the Manager's effectiveness in monitoring the performance of the Subadvisers and its timeliness in responding to performance issues. The allocation of the Fund's brokerage, including the Manager's process for monitoring "best execution" and the utilization of "soft dollars," also was considered. The Manager's role in coordinating the activities of the Fund's other service providers also was considered. The Board considered the Manager's financial condition and that it had the financial wherewithal to continue to provide the same scope and high quality of services under the Advisory Agreement. In reviewing the Advisory Agreement, the Board focused on the experience, resources, and strengths of the Manager and its affiliates in managing investment companies, including the Fund.

The Board also reviewed the compliance and administrative services provided to the Fund by the Manager and its affiliates, including the Manager's oversight of the Fund's day-to-day operations and oversight of Fund accounting. The Trustees, guided also by information obtained from their experiences as trustees of the Fund and other investment companies managed by the Manager, also focused on the quality of the Manager's compliance and administrative staff.

EXPENSES AND PERFORMANCE -- In connection with its consideration of the Advisory Agreement, the Board evaluated the advisory fees and total expense ratios of the Fund as compared to other open-end investment companies deemed to be comparable to the Fund as determined by the independent third party in its report. The expenses of the Fund were compared to (i) a group of investment companies chosen by the independent third party to be comparable to the Fund based upon certain factors, including fund type, comparability of investment objective and classification, sales load type (in this case, investment companies with no sales loads), asset size, and expense components (the expense group) and (ii) a larger group of investment companies that includes all no-load retail open-end investment companies in the same investment classification/objective as the Fund regardless of asset size, excluding outliers (the expense universe). Among other data, the Board noted that the Fund's management fee rate -- which includes

================================================================================

58  | USAA SMALL CAP STOCK FUND

================================================================================

advisory and administrative services and the effects of any performance adjustment as well as any fee waivers or reimbursements -- was below the median of its expense group and its expense universe. The data indicated that the Fund's total expenses, after reimbursements, was above the median of its expense group and its expense universe. The Board took into account the various services provided to the Fund by the Manager and its affiliates. The Board also noted the level and method of computing the management fee, including the performance adjustment to such fee. The Board also took into account that the subadvisory fees under the Subadvisory Agreements are paid by the Manager.

In considering the Fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the Fund's performance results. The Trustees also reviewed various comparative data provided to them in connection with their consideration of the renewal of the Advisory Agreement, including, among other information, a comparison of the Fund's average annual total return with its Lipper index and with that of other mutual funds deemed to be in its peer group by the independent third party in its report (the performance universe). The Fund's performance universe consisted of the Fund and all retail and institutional open-end investment companies with the same classification/objective as the Fund regardless of asset size or primary channel of distribution. This comparison indicated that, among other data, the Fund's performance was lower than the average of its performance universe and its Lipper index for the one-, three-, and five-year periods ended December 31, 2009. The Board also noted that the Fund's percentile performance ranking was in the bottom 50% of its performance universe for the same time periods. The Board took into account Management's discussion of the Fund's performance, including the effect of the current market environment, as well as any actions take to address performance.

COMPENSATION AND PROFITABILITY -- The Board took into consideration the level and method of computing the management fee. The information considered by the Board included operating profit margin information for the Manager's business as a whole. The Board also received and considered profitability information related to the management revenues from the Fund. This consideration included a broad review

================================================================================

                                                       ADVISORY AGREEMENTS |  59

================================================================================

of the methodology used in the allocation of certain costs to the Fund. In considering the profitability data with respect to the Fund, the Trustees noted that the Manager pays the subadvisory fees and has reimbursed expenses of the Fund. The Trustees reviewed the profitability of the Manager's relationship with the Fund before tax expenses. In reviewing the overall profitability of the management fee to the Manager, the Board also considered the fact that affiliates provide shareholder servicing and administrative services to the Fund for which they receive compensation. The Board also considered the possible direct and indirect benefits to the Manager from its relationship with the Trust, including that the Manager may derive reputational and other benefits from its association with the Fund. The Trustees recognized that the Manager should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the Fund and the entrepreneurial risk that it assumes as Manager.

ECONOMIES OF SCALE -- The Board considered whether there should be changes in the management fee rate or structure in order to enable the Fund to participate in any economies of scale. The Board took into account management's discussion of the current advisory fee structure. The Board also noted that the Manager also pays the subadvisory fees and has also undertaken an expense limitation arrangement with the Fund. The Board took into account management's discussion of the current advisory fee structure. The Board also considered the effect of each class's growth and size on its performance and fees, noting that if the Fund's assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses. The Board determined that the current advisory fee structure was reasonable.

CONCLUSIONS -- The Board reached the following conclusions regarding the Fund's Advisory Agreement with the Manager, among others: (i) the Manager has demonstrated that it possesses the capability and resources to perform the duties required of it under the Advisory Agreement; (ii) the Manager maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager; and (v) the Manager's and

================================================================================

60  | USAA SMALL CAP STOCK FUND

================================================================================

its affiliates' level of profitability from their relationship with the Fund is reasonable. Based on its conclusions, the Board determined that continuation of the Advisory Agreement would be in the best interests of the Fund and its shareholders.

SUBADVISORY AGREEMENTS

In approving each Subadvisory Agreement with respect to the Fund, the Board considered various factors, among them: (i) the nature, extent, and quality of services provided to the Fund by the respective Subadviser, including the personnel providing services; (ii) the Subadviser's compensation and any other benefits derived from the subadvisory relationship; (iii) comparisons of subadvisory fees and performance to comparable investment companies; and (iv) the terms of the Subadvisory Agreement. The Board's analysis of these factors is set forth below. After full consideration of a variety of factors, the Board, including the Independent Trustees, voted to approve each Subadvisory Agreement. In approving each Subadvisory Agreement, the Trustees did not identify any single factor as controlling, and each Trustee may have attributed different weights to various factors. Throughout their deliberations, the Independent Trustees were represented and assisted by independent counsel.

NATURE, EXTENT, AND QUALITY OF SERVICES PROVIDED; INVESTMENT PERSONNEL -- The Trustees considered information provided to them regarding the services provided by the Subadvisers, including information presented periodically throughout the previous year. The Board considered each Subadviser's level of knowledge and investment style. The Board reviewed the experience and credentials of the investment personnel who are responsible for managing the investment of portfolio securities with respect to the Fund and each Subadviser's level of staffing. The Trustees noted that the materials provided to them by each Subadviser indicated that the method of compensating portfolio managers is reasonable and includes appropriate mechanisms to prevent a manager with underperformance from taking undue risks. The Trustees also noted each Subadviser's brokerage practices. The Board also considered each Subadviser's regulatory and compliance history. The Board noted that

================================================================================

                                                       ADVISORY AGREEMENTS |  61

================================================================================

the Manager's monitoring processes of each Subadviser include: (i) regular telephonic meetings to discuss, among other matters, investment strategies, and to review portfolio performance; (ii) monthly portfolio compliance checklists and quarterly compliance certifications to the Board; and (iii) due diligence visits to the Subadviser.

SUBADVISER COMPENSATION -- The Board also took into consideration the financial condition of each Subadviser. In considering the cost of services to be provided by each Subadviser and the profitability to that Subadviser of its relationship with the Fund, the Trustees noted the undertakings of the Manager to maintain expense limitations for the Fund and also noted that the fees under the Subadvisory Agreement were paid by the Manager. The Trustees also relied on the ability of the Manager to negotiate each Subadvisory Agreement and the fees thereunder at arm's length. The Board also considered information relating to the cost of services to be provided by each Subadviser, each Subadviser's profitability with respect to the Fund, and the potential economies of scale in each Subadviser's management of the Fund, to the extent available. However, for the reasons noted above, this information was less significant to the Board's consideration of the Subadvisory Agreements than the other factors considered.

SUBADVISORY FEES AND FUND PERFORMANCE -- The Board compared the subadvisory fees for the Fund with the fees that each Subadviser charges to comparable clients. The Board considered that the Fund pays a management fee to the Manager and that, in turn, the Manager pays a subadvisory fee to each Subadviser. As noted above, the Board considered, among other data, the Fund's performance during the one-, three-, and five-year periods ended December 31, 2009, as compared to the Fund's respective peer group and noted that the Board reviews at its regularly scheduled meetings information about the Fund's performance results. The Board also considered the performance of each Subadviser. The Board noted the Manager's expertise and resources in monitoring the performance, investment style, and risk-adjusted performance of each Subadviser. The Board was mindful of the Manager's focus on each Subadviser's performance and the discussion of management regarding

================================================================================

62  | USAA SMALL CAP STOCK FUND

================================================================================

the factors that contributed to the performance of the Fund. The Board also noted each Subadviser's long-term performance record for similar accounts.

CONCLUSIONS -- The Board reached the following conclusions regarding each Subadvisory Agreement, among others: (i) each Subadviser is qualified to manage the Fund's assets in accordance with its investment objectives and policies;
(ii) each Subadviser maintains an appropriate compliance program; (iii) the performance of the Fund is being addressed; and (iv) the Fund's advisory expenses are reasonable in relation to those of similar funds and to the services to be provided by the Manager and each Subadviser. Based on its conclusions, the Board determined that approval of each Subadvisory Agreement with respect to the Fund would be in the best interests of the Fund and its shareholders.

================================================================================

                                                       ADVISORY AGREEMENTS |  63

================================================================================

TRUSTEES' AND OFFICERS' INFORMATION

TRUSTEES AND OFFICERS OF THE TRUST
--------------------------------------------------------------------------------

The Board of Trustees of the Trust consists of six Trustees. These Trustees and the Trust's Officers supervise the business affairs of the USAA family of funds. The Board of Trustees is responsible for the general oversight of the funds' business and for assuring that the funds are managed in the best interests of each fund's respective shareholders. The Board of Trustees periodically reviews the funds' investment performance as well as the quality of other services provided to the funds and their shareholders by each of the fund's service providers, including USAA Investment Management Company (IMCO) and its affiliates. The term of office for each Trustee shall be 20 years or until the Trustee reaches age 70. All members of the Board of Trustees shall be presented to shareholders for election or re-election, as the case may be, at least once every five years. Vacancies on the Board of Trustees can be filled by the action of a majority of the Trustees, provided that at least two-thirds of the Trustees have been elected by the shareholders.

Set forth below are the Trustees and Officers of the Trust, their respective offices and principal occupations during the last five years, length of time served, and information relating to any other directorships held. Each serves on the Board of Trustees of the USAA family of funds consisting of one registered investment company offering 46 individual funds as of July 31, 2010. Unless otherwise indicated, the business address of each is 9800 Fredericksburg Road, San Antonio, TX 78288.

If you would like more information about the funds' Trustees, you may call (800) 531-USAA (8722) to request a free copy of the funds' statement of additional information (SAI).

================================================================================

64  | USAA SMALL CAP STOCK FUND

================================================================================

INTERESTED TRUSTEE(1)
--------------------------------------------------------------------------------

CHRISTOPHER W. CLAUS(2, 4)
Trustee, President, and Vice Chair of the Board of Trustees
Born: December 1960
Year of Election or Appointment: 2001

Chair of the Board of Directors, IMCO (11/04-present); President, IMCO (2/08-10/09); Chief Investment Officer, IMCO (2/07-2/08); President and Chief Executive Officer, IMCO (2/01-2/07); Chair of the Board of Directors, USAA Financial Advisors, Inc. (FAI) (1/07-present); President, FAI (12/07-10/09); President, Financial Advice and Solutions Group (FASG) USAA (9/09-present); President, Financial Services Group, USAA (1/07-9/09). Mr. Claus serves as Chair of the Board of Directors of USAA Shareholder Account Services (SAS), USAA Financial Planning Services Insurance Agency, Inc. (FPS), and FAI. He also serves as Vice Chair for USAA Life Insurance Company (USAA Life).

NON-INTERESTED (INDEPENDENT) TRUSTEES
--------------------------------------------------------------------------------

BARBARA B. DREEBEN(3, 4, 5, 6)
Trustee
Born: June 1945
Year of Election or Appointment: 1994

President, Postal Addvantage (7/92-present), a postal mail list management service. Mrs. Dreeben holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  65

================================================================================

ROBERT L. MASON, Ph.D.(3, 4, 5, 6)
Trustee
Born: June 1946
Year of Election or Appointment: 1997

Institute Analyst, Southwest Research Institute (3/02-present), which focuses in the fields of technological research. Dr. Mason holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

BARBARA B. OSTDIEK, Ph.D.(3, 4, 5, 6, 7)
Trustee
Born: March 1964
Year of Election or Appointment: 2007

Academic Director of the El Paso Corporation Finance Center at Jesse H. Jones Graduate School of Business at Rice University (7/02-present); Associate Professor of Finance at Jesse H. Jones Graduate School of Management at Rice University (7/01-present). Dr. Ostdiek holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

MICHAEL F. REIMHERR(3, 4, 5, 6)
Trustee
Born: August 1945
Year of Election or Appointment: 2000

President of Reimherr Business Consulting (5/95-present), an organization that performs business valuations of large companies to include the development of annual business plans, budgets, and internal financial reporting. Mr. Reimherr holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

================================================================================

66  | USAA SMALL CAP STOCK FUND

================================================================================

RICHARD A. ZUCKER(2, 3, 4, 5, 6)
Trustee and Chair of the Board of Trustees
Born: July 1943
Year of Election or Appointment: 1992(+)

Vice President, Beldon Roofing Company (7/85-present). Mr. Zucker holds no other directorships of any publicly held corporations or other investment companies outside the USAA family of funds.

  (1) Indicates the Trustee is an employee of IMCO or affiliated companies and is considered an "interested person" under the Investment Company Act of 1940.
  (2) Member of Executive Committee
  (3) Member of Audit Committee
  (4) Member of Pricing and Investment Committee
  (5) Member of Corporate Governance Committee
  (6) The address for all non-interested trustees is that of the USAA Funds, P.O. Box 659430, San Antonio, TX 78265-9430.
  (7) Dr. Ostdiek was appointed the Audit Committee Financial Expert for the Funds' Board in November 2008.
  (+) Mr. Zucker was elected as Chair of the Board in 2005.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  67

================================================================================

INTERESTED OFFICERS(1)
--------------------------------------------------------------------------------

DANIEL S. McNAMARA
Vice President
Born: June 1966
Year of Appointment: 2009

President and Director, IMCO, FAI, FPS, and SAS (10/09-present); President, Banc of America Investment Advisors (9/07-9/09); Managing Director, Planning and Financial Products Group, Bank of America (9/01-9/09).

R. MATTHEW FREUND
Vice President
Born: July 1963
Year of Appointment: 2010

Senior Vice President, Investment Portfolio Management, IMCO (3/10-present); Vice President, Fixed Income Investments, IMCO (2/04-3/10). Mr. Freund also serves as a Director for SAS.

JOHN P. TOOHEY
Vice President
Born: March 1968
Year of Appointment: 2009

Vice President, Equity Investments, IMCO (2/09-present); Managing Director, AIG Investments (12/00-1/09).

CHRISTOPHER P. LAIA
Secretary
Born: January 1960
Year of Appointment: 2010

Vice President, Financial Advice & Solutions Group General Counsel, USAA (10/08-present); Vice President, Securities Counsel, USAA (6/07-10/08); Assistant Secretary, USAA family of funds (11/08-4/10); General Counsel, Secretary, and Partner, Brown Advisory (6/02-6/07). Mr. Laia also holds the Officer positions of Vice President and Secretary of IMCO and SAS and Vice President and Assistant Secretary of FAI and FPS.

================================================================================

68  | USAA SMALL CAP STOCK FUND

================================================================================

JAMES G. WHETZEL
Assistant Secretary
Born: February 1978
Year of Appointment: 2010

Executive Attorney, Financial Advice & Solutions Group General Counsel, USAA (11/08-present); Reed Smith, LLP, Associate (08/05-11/08).

ROBERTO GALINDO, Jr.
Treasurer
Born: November 1960
Year of Appointment: 2008

Assistant Vice President, Portfolio Accounting/Financial Administration, USAA (12/02-present); Assistant Treasurer, USAA family of funds (7/00-2/08).

WILLIAM A. SMITH
Assistant Treasurer
Born: June 1948
Year of Appointment: 2009

Vice President, Senior Financial Officer, and Treasurer, IMCO, FAI, FPS, SAS and USAA Life (2/09-present); Vice President, Senior Financial Officer, USAA (2/07-present); consultant, Robert Half/Accounttemps (8/06-1/07); Chief Financial Officer, California State Automobile Association (8/04-12/05).

JEFFREY D. HILL
Chief Compliance Officer
Born: December 1967
Year of Appointment: 2004

Assistant Vice President, Mutual Funds Compliance, USAA (9/04-present).

  (1) Indicates those Officers who are employees of IMCO or affiliated companies and are considered "interested persons" under the Investment Company
      Act of 1940.

================================================================================

                                       TRUSTEES' AND OFFICERS' INFORMATION |  69

================================================================================

TRUSTEES                              Christopher W. Claus
                                      Barbara B. Dreeben
                                      Robert L. Mason, Ph.D.
                                      Barbara B. Ostdiek, Ph.D.
                                      Michael F. Reimherr
                                      Richard A. Zucker
--------------------------------------------------------------------------------
ADMINISTRATOR,                        USAA Investment Management Company
INVESTMENT ADVISER,                   P.O. Box 659453
UNDERWRITER, AND                      San Antonio, Texas 78265-9825
DISTRIBUTOR
--------------------------------------------------------------------------------
TRANSFER AGENT                        USAA Shareholder Account Services
                                      9800 Fredericksburg Road
                                      San Antonio, Texas 78288
--------------------------------------------------------------------------------
CUSTODIAN AND                         State Street Bank and Trust Company
ACCOUNTING AGENT                      P.O. Box 1713
                                      Boston, Massachusetts 02105
--------------------------------------------------------------------------------
INDEPENDENT                           Ernst & Young LLP
REGISTERED PUBLIC                     100 West Houston St., Suite 1800
ACCOUNTING FIRM                       San Antonio, Texas 78205
--------------------------------------------------------------------------------
MUTUAL FUND                           Under "Products & Services"
SELF-SERVICE 24/7                     click "Investments," then
AT USAA.COM                           "Mutual Funds"

OR CALL                               Under "My Accounts" go to
(800) 531-USAA                        "Investments." View account balances,
        (8722)                        or click "I want to...," and select
                                      the desired action.
--------------------------------------------------------------------------------

Copies of the Manager's proxy voting policies and procedures, approved by the Trust's Board of Trustees for use in voting proxies on behalf of the Fund, are available without charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (i) at USAA.COM; and
(ii) on the SEC's website at HTTP://WWW.SEC.GOV.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. These Forms N-Q are available at no charge (i) by calling (800) 531-USAA (8722); (ii) at USAA.COM; and (iii) on the SEC's website at HTTP://WWW.SEC.GOV. These Forms N-Q also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling (800) 732-0330.



================================================================================

       USAA
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                                                            --------------
>> SAVE PAPER AND FUND COSTS
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   40054-0910                                (C)2010, USAA. All rights reserved.

ITEM 2.  CODE OF ETHICS.

On September 24, 2009, the Board of Trustees of USAA Mutual Funds Trust approved a Code of Ethics (Sarbanes Code) applicable solely to its senior financial officers, including its principal executive officer (President), as defined under the Sarbanes-Oxley Act of 2002 and implementing regulations of the Securities and Exchange Commission. A copy of the Sarbanes Code is attached as an Exhibit to this Form N-CSR.

No waivers (explicit or implicit) have been granted from a provision of the Sarbanes Code.



ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

On November 18, 2008, the Board of Trustees of USAA Mutual Funds Trust designated Dr. Barbara B. Ostdiek, Ph.D. as the Board's audit committee financial expert. Dr. Ostdiek has served as an Associate Professor of Management at Rice University since 2001. Dr. Ostdiek also has served as an Academic Director at El Paso Corporation Finance Center since 2002. Dr. Ostdiek is an independent trustee who serves as a member of the Audit Committee, Pricing and Investment Committee and the Corporate Governance Committee of the Board of Trustees of USAA Mutual Funds Trust.



ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) AUDIT FEES. The Registrant, USAA Mutual Funds Trust, consists of 46 funds in all. Only 14 funds of the Registrant have a fiscal year-end of July 31 and are included within this report (the Funds). The aggregate fees accrued or billed by the Registrant's independent auditor, Ernst & Young LLP, for professional services rendered for the audit of the Registrant's annual financial statements and services provided in connection with statutory and regulatory filings by the Registrant for the Funds for fiscal years ended July 31, 2010 and 2009 were $359,418 and $437,445, respectively.

(b) AUDIT RELATED FEE. The aggregate fees accrued or paid to Ernst & Young, LLP by USAA Shareholder Account Services (SAS) for professional services rendered for audit related services related to the annual study of internal controls of the transfer agent for fiscal years ended July 31, 2010 and 2009 were $61,513 and $63,500, respectively. All services were preapproved by the Audit Committee.

(c) TAX FEES. No such fees were billed by Ernst & Young LLP for the review of federal, state and city income and tax returns and excise tax calculations for fiscal years ended July 31, 2010 and 2009.

(d) ALL OTHER FEES. No such fees were billed by Ernst & Young LLP for fiscal years ended July 31, 2010 and 2009.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICY. All audit and non-audit services to be performed for the Registrant by Ernst & Young LLP must be pre-approved by the Audit Committee. The Audit Committee Charter also permits the Chair of the Audit Committee to pre-approve any permissible non-audit service that must be commenced prior to a scheduled meeting of the Audit Committee. All non-audit services were pre-approved by the Audit Committee or its Chair, consistent with the Audit Committee's preapproval procedures.

   (2)  Not applicable.

(f)  Not applicable.

(g) The aggregate non-audit fees billed by Ernst & Young LLP for services rendered to the Registrant and the Registrant's investment adviser, IMCO, and the Funds' transfer agent, SAS, for July 31, 2010 and 2009 were $104,896 and $108,000, respectively.

(h) Ernst & Young LLP provided non-audit services to IMCO in 2010 and 2009 that were not required to be pre-approved by the Registrant's Audit Committee because the services were not directly related to the operations of the Registrant's Funds. The Board of Trustees will consider Ernst & Young LLP's independence and will consider whether the provision of these non-audit services to IMCO is compatible with maintaining Ernst & Young LLP's independence.



ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.



ITEM 6.  SCHEDULE OF INVESTMENTS.

Filed as part of the report to shareholders.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.



Item 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.



ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The  Corporate   Governance   Committee  selects  and  nominates  candidates for
membership on the Board as independent directors. Currently, there is no procedure for shareholders to recommend candidates to serve on the Board.



ITEM 11.  CONTROLS AND PROCEDURES

The principal executive officer and principal financial officer of USAA Mutual Funds Trust (Trust) have concluded that the Trust's disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms, based upon such officers' evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no significant changes or corrective actions with regard to significant deficiencies or material weaknesses in the Trust's internal controls or in other factors that could significantly affect the Trust's internal controls subsequent to the date of their evaluation. The only change to the procedures was to document the annual disclosure controls and procedures established for the new section of the shareholder reports detailing the factors considering by the Trust's Board in approving the Trust's advisory agreements.



ITEM 12.  EXHIBITS.

(a)(1). Code of Ethics pursuant to Item 2 of Form N-CSR is filed hereto exactly as set forth below:



                                 CODE OF ETHICS
                         FOR PRINCIPAL EXECUTIVE OFFICER
                          AND SENIOR FINANCIAL OFFICERS

                             USAA MUTUAL FUNDS TRUST

I.       PURPOSE OF THE CODE OF ETHICS

         USAA Mutual Funds Trust (the Trust or the Funds) has adopted this code of ethics (the Code) to comply with Section 406 of the Sarbanes-Oxley Act of 2002 (the Act) and implementing regulations of the Securities and Exchange Commission (SEC). The Code applies to the Trust's Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer (each a Covered Officer), as detailed in Appendix A.

         The purpose of the Code is to promote:
              - honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between the Covered Officers' personal and professional relationships;
              - full, fair, accurate, timely and understandable disclosure in reports and documents that the Trust files with, or submits to, the SEC and in other public communications made by the Trust;
              - compliance with applicable laws and governmental rules and regulations;
              - prompt internal reporting of violations of the Code to the Chief Legal Officer of the Trust, the President of the Trust (if the violation concerns the Treasurer), the CEO of USAA, and if deemed material to the Funds' financial condition or reputation, the Chair of the Trust's Board of Trustees; and
              -   accountability for adherence to the Code.

         Each Covered Officer should adhere to a high standard of business ethics and should be sensitive to actual and apparent conflicts of interest.

II.      CONFLICTS OF INTEREST

         A.  DEFINITION OF A CONFLICT OF INTEREST.

         A conflict of interest exists when a Covered Officer's private interest influences, or reasonably appears to influence, the Covered Officer's judgment or ability to act in the best interests of the Funds and their shareholders. For example, a conflict of interest could arise if a Covered Officer, or an immediate family member, receives personal benefits as a result of his or her position with the Funds.

         Certain conflicts of interest arise out of relationships between Covered Officers and the Funds and are already subject to conflict of interest provisions in the Investment Company Act of 1940 (the 1940 Act) and the
Investment Advisers Act of 1940 (the Advisers Act). For example, Covered Officers may not individually engage in certain transactions with the Funds because of their status as "affiliated persons" of the Funds. The USAA Funds' and USAA Investment Management Company's (IMCO) compliance programs and procedures are designed to prevent, or identify and correct, violations of these provisions. This Code does not, and is not intended to, repeat or replace these programs and procedures, and such conflicts fall outside of the parameters of this Code.

         Although typically not presenting an opportunity for improper personal benefit, conflicts could arise from, or as a result of, the contractual relationships between the Funds and IMCO of which the Covered Officers are also officers or employees. As a result, this Code recognizes that the Covered Officers will, in the normal course of their duties (whether formally for the Funds or for IMCO, or for both), be involved in establishing policies and implementing decisions that will have different effects on IMCO and the Funds. The participation of Covered Officers in such activities is inherent in the contractual relationship between the Funds and IMCO and is consistent with the performance by the Covered Officers of their duties as officers of the Funds. Thus, if performed in compliance with the provisions of the 1940 Act and the Advisers Act, such activities will be deemed to have been handled ethically.

         B. GENERAL RULE. Covered Officers Should Avoid Actual and Apparent Conflicts of Interest.

         Conflicts of interest, other than the conflicts described in the two preceding paragraphs, are covered by the Code. The following list provides examples of conflicts of interest under the Code, but Covered Officers should keep in mind that these examples are not exhaustive. The overarching principle is that the personal interest of a Covered Officer should not be placed improperly before the interest of the Funds and their shareholders.

         Each Covered Officer must not engage in conduct that constitutes an actual conflict of interest between the Covered Officer's personal interest and the interests of the Funds and their shareholders. Examples of actual conflicts of interest are listed below but are not exclusive. Each Covered Officer must not:

         - use his personal influence or personal relationships improperly to influence investment decisions or financial reporting by the Funds whereby the Covered Officer would benefit personally to the detriment of the Funds and their shareholders;
         - cause the Funds to take action, or fail to take action, for the individual personal benefit of the Covered Officer rather than the benefit of the Funds and their shareholders.
         - accept gifts, gratuities, entertainment or any other benefit from any person or entity that does business or is seeking to do business with the Funds DURING CONTRACT NEGOTIATIONS.
         - accept gifts, gratuities, entertainment or any other benefit with a market value over $100 per person, per year, from or on behalf of any person or entity that does, or seeks to do, business with or on behalf of the Funds.
              - EXCEPTION. Business-related entertainment such as meals, and tickets to sporting or theatrical events, which are infrequent and not lavish are excepted from this prohibition. Such entertainment must be appropriate as to time and place, reasonable and customary in nature, modest in cost and value, incidental to the business, and not so frequent as to raise any question of impropriety (Customary Business Entertainment).

         Certain situations that could present the appearance of a conflict of interest should be discussed with, and approved by, or reported to, an appropriate person. Examples of these include:

         - service as a director on the board or an officer of any public or private company, other than a USAA company or the Trust, must be approved by the USAA Funds' and Investment Code of Ethics Committee and reported to the Trust.
         - the receipt of any non-nominal (I.E., valued over $25) gifts from any person or entity with which a Trust has current or prospective business dealings must be reported to the Chief Legal Officer. For purposes of this Code, the individual holding the title of Secretary of the Trust shall be considered the Chief Legal Officer of the Trust.
         - the receipt of any business-related entertainment from any person or entity with which the Funds have current or prospective business dealings must be approved in advance by the Chief Legal Officer unless such entertainment qualifies as Customary Business Entertainment.
         - any ownership interest in, or any consulting or employment relationship with, any of the Trust's service providers, other than IMCO or any other USAA company, must be approved by the CEO of USAA and reported to the Trust's Board.
         - any material direct or indirect financial interest in commissions, transaction charges or spreads paid by the Funds for effecting portfolio transactions or for selling or redeeming shares other than an interest arising from the Covered Officer's employment, such as compensation or equity ownership should be approved by the CEO of USAA and reported to the Trust's Board.

III.     DISCLOSURE AND COMPLIANCE REQUIREMENTS

            - Each Covered Officer should familiarize himself with the disclosure requirements applicable to the Funds, and the procedures and policies implemented to promote full, fair, accurate, timely and understandable disclosure by the Trust.
            - Each Covered Officer should not knowingly misrepresent, or cause others to misrepresent, facts about the Funds to others, whether within or outside the Funds, including to the Funds' Trustees and auditors, and to government regulators and self-regulatory organizations.
            - Each Covered Officer should, to the extent appropriate within his area of responsibility, consult with other officers and employees of the Funds and IMCO with the goal of promoting full, fair, accurate, timely and understandable disclosure in the reports and documents filed by the Trust with, or submitted to, the SEC, and in other public communications made by the Funds.
            - Each Covered Officer is responsible for promoting compliance with the standards and restrictions imposed by applicable laws, rules and regulations, and promoting compliance with the USAA Funds' and IMCO's operating policies and procedures.
            - A Covered Officer should not retaliate against any person who reports a potential violation of this Code in good faith.
            - A Covered Officer should notify the Chief Legal Officer promptly if he knows of any violation of the Code. Failure to do so itself is a violation of this Code.

IV.      REPORTING AND ACCOUNTABILITY

         A. INTERPRETATION OF THE CODE. The Chief Legal Officer of the Trust is responsible for applying this Code to specific situations in which questions are presented under it and has the authority to interpret the Code in any particular situation. The Chief Legal Officer should consult, if appropriate, the USAA Funds' outside counsel or counsel for the Independent Trustees. However, any approvals or waivers sought by a Covered Officer will be reported initially to the CEO of USAA and will be considered by the Trust's Board of Trustees.

         B.       REQUIRED REPORTS

                  -  EACH COVERED OFFICER MUST:
                     - Upon adoption of the Code, affirm in writing to the Board that he has received, read and understands the Code.
                     - Annually thereafter affirm to the Chief Legal Officer that he has complied with the requirements of the Code.

                  -  THE CHIEF LEGAL OFFICER MUST:
                     - report to the Board about any matter or situation submitted by a Covered Officer for interpretation under the Code, and the advice given by the Chief Legal Officer;
                     - report annually to the Board and the Corporate Governance Committee describing any issues that arose under the Code, or informing the Board and Corporate Governance Committee that no reportable issues occurred during the year.

         C.       INVESTIGATION PROCEDURES

         The Funds will follow these procedures in investigating and enforcing this Code:

         - INITIAL COMPLAINT. All complaints or other inquiries concerning potential violations of the Code must be reported to the Chief Legal Officer. The Chief Legal Officer shall be responsible for documenting any complaint. The Chief Legal Officer also will report immediately to the President of the Trust (if the complaint involves the Treasurer), the CEO of USAA and the Chair of the Trust's Audit Committee (if the complaint involves the President) any material potential violations that could have a material effect on the Funds' financial condition or reputation. For all other complaints, the Chief Legal Officer will report quarterly to the Board.
         - INVESTIGATIONS. The Chief Legal Officer will take all appropriate action to investigate any potential violation unless the CEO of USAA directs another person to undertake such investigation. The Chief Legal Officer may utilize USAA's Office of Ethics to do a unified investigation under this Code and USAA's Code of Conduct. The Chief Legal Officer may direct the Trust's outside counsel or the counsel to the Independent Trustees (if any) to participate in any investigation under this Code.
         - STATUS REPORTS. The Chief Legal Officer will provide monthly status reports to the Board about any alleged violation of the Code that could have a material effect on the Funds' financial condition or reputation, and quarterly updates regarding all other alleged violations of the Code.
         - VIOLATIONS OF THE CODE. If after investigation, the Chief Legal Officer, or other investigating person, believes that a violation of the Code has occurred, he will report immediately to the CEO of USAA the nature of the violation, and his recommendation regarding the materiality of the violation. If, in the opinion of the investigating person, the violation could materially affect the Funds' financial condition or reputation, the Chief Legal Officer also will notify the Chair of the Trust's Audit Committee. The Chief Legal Officer will inform, and make a recommendation to, the Board, which will consider what further action is appropriate. Appropriate action could include: (1) review of, and modifications to, the Code or other applicable policies or procedures;
                  (2) notifications to appropriate personnel of IMCO or USAA;
                  (3) dismissal of the Covered Officer; and/or (4) other disciplinary actions including reprimands or fines.
                  - The Board of Trustees understands that Covered Officers also are subject to USAA's Code of Business Conduct. If a violation of this Code also violates USAA's Code of Business Conduct, these procedures do not limit or restrict USAA's ability to discipline such Covered Officer under USAA's Code of Business Conduct. In that event, the Chairman of the Board of Trustees will report to the Board the action taken by USAA with respect to a Covered Officer.

V.       OTHER POLICIES AND PROCEDURES

         This Code shall be the sole code of ethics adopted by the Funds for purposes of Section 406 of the Act and the implementing regulations adopted by the SEC applicable to registered investment companies. If other policies and procedures of the Trust, IMCO, or other service providers govern or purport to govern the behavior or activities of Covered Officers, they are superseded by this Code to the extent that they overlap, conflict with, or are more lenient than the provisions of this Code. The Investment Code of Ethics (designated to address 1940 Act and Advisers Act requirements) and IMCO's more detailed compliance policies and procedures (including its Insider Trading Policy) are separate requirements applying to Covered Officers and other IMCO employees, and are not part of this Code. Also, USAA's Code of Conduct imposes separate requirements on Covered Officers and all employees of USAA, and also is not part of this Code.

VI.      AMENDMENTS

         Any amendment to this Code, other than amendments to Appendix A, must be approved or ratified by majority vote of the Board of Trustees.

VII.     CONFIDENTIALITY AND DOCUMENT RETENTION

         The Chief Legal Officer shall retain material investigation documents and reports required to be prepared under the Code for six years from the date of the resolution of any such complaint. All reports and records prepared or maintained pursuant to this Code will be considered confidential and shall be maintained and protected accordingly. Except as otherwise required by law or this Code, such matters shall not be disclosed to anyone other than the Trust's Board of Trustees and counsel for the Independent Trustees (if any), the Trust and its counsel, IMCO, and other personnel of USAA as determined by the Trust's Chief Legal Officer or the Chair of the Trust's Board of Trustees.






Approved and adopted by IMCO's Code of Ethics Committee: June 12, 2003.

Approved and adopted by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free
Trust: June 25, 2003.

Approved  and adopted by the Board of Trustees  of USAA Life  Investment  Trust:
August 20, 2003.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 15, 2005.

Approved and adopted as amended by the Boards of Directors/Trustees of USAA Mutual Fund, Inc., USAA Tax-Exempt Fund, Inc., USAA Investment Trust & USAA State Tax-Free Trust: September 14, 2005.

Approved and adopted as amended by the Board of Trustees of USAA Life Investment
Trust: December 8, 2005.

Approved and adopted as amended by IMCO's Code of Ethics Committee: August 16, 2006.

Approved  and  adopted by the Board of  Trustees  of USAA  Mutual  Funds  Trust:
September 13, 2006.

Approved and adopted by IMCO's Code of Ethics Committee:  August 28, 2007.

Approved and adopted by the Investment Code of Ethics Committee: August 29,
2008.

Approved and adopted as amended by the Board of Trustees of USAA Mutual Funds
Trust:  September 19, 2008.

Approved and adopted by the Investment Code of Ethics Committee:  August 17,
2009.

Approved and adopted by the Board of Trustees of USAA Mutual Funds Trust:
September 24, 2009.

                                   APPENDIX A
                                COVERED OFFICERS




PRESIDENT
TREASURER

(a)(2). Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3). Not Applicable.

(b). Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b))is filed and attached hereto as Exhibit 99.906CERT.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:  USAA MUTUAL FUNDS TRUST, Period Ended July 31, 2010

By:*     /s/ CHRISTOPHER P. LAIA
         --------------------------------------------------------------
         Signature and Title:  Christopher P. Laia, Secretary

Date:    09/30/2010
         ------------------------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:*     /s/ CHRISTOPHER W. CLAUS
         -----------------------------------------------------
         Signature and Title:  Christopher W. Claus, President

Date:    09/30/2010
         ------------------------------


By:*     /s/ ROBERTO GALINDO, JR.
         -----------------------------------------------------
         Signature and Title:  Roberto Galindo, Jr., Treasurer

Date:    09/30/2010
         ------------------------------


*Print the name and title of each signing officer under his or her signature.